REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford Stock HLS Fund
American Century VP Capital Appreciation Fund	VY® JPMorgan Emerging Markets Equity Portfolio
AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Health Care Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Technology Fund
Invesco V.I. EQV International Equity Fund	MFS® Growth Series
Invesco V.I. Government Money Market Fund	MFS® High Yield Portfolio
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund	BlackRock S&P 500 Index V.I. Fund
Federated Hermes Fund for U.S. Government Securities II	Neuberger Berman AMT Short Duration Bond Portfolio
Federated Hermes High Income Bond Fund II	Pioneer Fund VCT Portfolio
Federated Hermes Government Money Fund II	DWS CROCI® International VIP
Federated Hermes Quality Bond Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Hermes Managed Volatility Fund II	VanEck VIP Emerging Markets Bond Fund
Federated Hermes Kaufmann Fund II	VanEck VIP Global Resources Fund
Hartford Balanced HLS Fund	Allspring VT Index Asset Allocation Fund
Hartford Total Return Bond HLS Fund	Allspring VT International Equity Fund
Hartford Capital Appreciation HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Dividend and Growth HLS Fund	Allspring Discovery SMID Cap Growth Fund (Formerly Allspring VT Discovery Fund)
Hartford Disciplined Equity HLS Fund	Allspring VT Opportunity Fund
Hartford International Opportunities HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford Ultrashort Bond HLS Fund	NVIT Emerging Markets Fund
Hartford SmallCap Growth HLS Fund

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, Neuberger Berman AMT Sustainable Equity Portfolio, Invesco V.I. Government Securities Fund, and Invesco V.I. High Yield Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Three years in the period ended December 31, 2023 and the period from September 18, 2020 to December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Four years in the period ended December 31, 2023 and the period from April 30, 2019 to December 31, 2019

Invesco V.I. Government Securities Fund	December 31, 2023	Year ended December 31, 2023	Year ended December 31, 2023 and the period from May 10, 2022 to December 31, 2022	Year ended December 31, 2023 and the period from May 10, 2022 to December 31, 2022
Invesco V.I. High Yield Fund	December 31, 2023	Year ended December 31, 2023	Year ended December 31, 2023 and the period from April 29, 2022 to December 31, 2022	Year ended December 31, 2023 and the period from April 29, 2022 to December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2023, and the results of their operations for the year then ended , the changes in their net assets for each of the two years in the period then ended , and the financial highlights for each of the five years in the period then ended (or for the periods listed in the above table), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

April 19, 2024

We have served as the auditor of the Variable Account D of Union Security Insurance Company since 2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,259,632
class A	—	—	141,075	—	—	—	—	—	1,849,723	—
class D	—	—	—	—	—	—	—	—	—	—
class I	543,569	147,361	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,532,101	128,366	31,063	368,445	7,170,241	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	543,569	147,361	141,075	1,532,101	128,366	31,063	368,445	7,170,241	1,849,723	3,259,632
Receivable for fund shares sold	20	5	5	164	14	3	42	1,656	69	2,458
Other assets	—	—	1	—	—	—	1	16	—	—
Total assets	543,589	147,366	141,081	1,532,265	128,380	31,066	368,488	7,171,913	1,849,792	3,262,090

Liabilities:
Due to Sponsor Company	20	5	5	164	14	3	42	1,656	69	2,458
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	20	5	5	164	14	3	42	1,656	69	2,458

Net assets:
For contract liabilities	$543,569	$147,361	$141,076	$1,532,101	$128,366	$31,063	$368,446	$7,170,257	$1,849,723	$3,259,632

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,259,632
class A	—	—	141,076	—	—	—	—	—	1,849,723	—
class D	—	—	—	—	—	—	—	—	—	—
class I	543,569	147,361	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,532,101	128,366	31,063	368,446	7,170,257	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$543,569	$147,361	$141,076	$1,532,101	$128,366	$31,063	$368,446	$7,170,257	$1,849,723	$3,259,632

Shares:
class 2	—	—	—	—	—	—	—	—	—	136,443
class A	—	—	7,895	—	—	—	—	—	24,829	—
class D	—	—	—	—	—	—	—	—	—	—
class I	71,055	10,363	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	52,308	12,439	6,623	10,808	7,170,241	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	71,055	10,363	7,895	52,308	12,439	6,623	10,808	7,170,241	24,829	136,443

Cost	$523,921	$155,478	$172,712	$1,510,759	$131,812	$29,733	$277,658	$7,170,241	$1,481,037	$3,335,743

Deferred contracts in the accumulation period:
Units owned by participants #	9,859	2,031	8,159	49,179	13,716	3,098	14,172	692,312	11,096	66,473
Minimum unit fair value #*	$51.483218	$72.552776	$12.883265	$29.221774	$9.273362	$9.981352	$25.059573	$9.142068	$130.586121	$45.054895
Maximum unit fair value #*	$51.483218	$72.552776	$12.883265	$56.107182	$9.358998	$10.027320	$25.059573	$10.602892	$130.586121	$45.054895
Contract liability	$507,561	$147,361	$105,119	$1,515,612	$128,366	$31,063	$355,152	$6,732,192	$1,449,022	$2,994,950

Contracts in payout (annuitization) period:
Units owned by participants #	699	—	2,791	516	—	—	530	45,260	3,068	5,875
Minimum unit fair value #*	$51.483218	$—	$12.883265	$29.221774	$—	$—	$25.059573	$9.588262	$130.586121	$45.054895
Maximum unit fair value #*	$51.483218	$—	$12.883265	$56.107182	$—	$—	$25.059573	$10.602892	$130.586121	$45.054895
Contract liability	$36,008	$—	$35,957	$16,489	$—	$—	$13,294	$438,065	$400,701	$264,682

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,259,429	17,375,772	13,439,084	29,133,000
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	259,964	1,234,265	—	882,016	8,531,165	5,485,148	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	548,324	—	—	—	—	—	—	—
Total investments	259,964	1,234,265	548,324	882,016	8,531,165	5,485,148	43,259,429	17,375,772	13,439,084	29,133,000
Receivable for fund shares sold	26	121	57	94	890	576	70,037	2,335	24,784	26,390
Other assets	2	—	2	—	—	—	1	—	—	—
Total assets	259,992	1,234,386	548,383	882,110	8,532,055	5,485,724	43,329,467	17,378,107	13,463,868	29,159,390

Liabilities:
Due to Sponsor Company	26	121	57	94	890	576	70,037	2,335	24,784	26,390
Other liabilities	—	1	—	—	1	—	—	1	—	2
Total liabilities	26	122	57	94	891	576	70,037	2,336	24,784	26,392

Net assets:
For contract liabilities	$259,966	$1,234,264	$548,326	$882,016	$8,531,164	$5,485,148	$43,259,430	$17,375,771	$13,439,084	$29,132,998

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,259,430	17,375,771	13,439,084	29,132,998
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	259,966	1,234,264	—	882,016	8,531,164	5,485,148	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	548,326	—	—	—	—	—	—	—
Total contract liabilities	$259,966	$1,234,264	$548,326	$882,016	$8,531,164	$5,485,148	$43,259,430	$17,375,771	$13,439,084	$29,132,998

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	1,504,153	1,815,650	291,837	1,287,362
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	27,804	218,068	—	86,984	945,805	315,238	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	548,324	—	—	—	—	—	—	—
Total shares	27,804	218,068	548,324	86,984	945,805	315,238	1,504,153	1,815,650	291,837	1,287,362

Cost	$302,384	$1,414,123	$548,324	$945,005	$9,067,877	$5,202,705	$38,754,680	$20,628,726	$13,240,366	$27,754,448

Deferred contracts in the accumulation period:
Units owned by participants #	16,967	42,959	50,185	45,663	449,953	169,793	3,982,652	4,148,022	2,036,734	5,194,737
Minimum unit fair value #*	$14.569149	$26.809055	$7.471742	$18.837856	$18.204810	$31.722191	$10.074116	$3.772372	$5.937533	$4.783151
Maximum unit fair value #*	$21.173796	$43.314361	$11.115115	$19.745800	$35.417474	$32.622669	$33.900115	$19.373164	$6.731915	$13.547173
Contract liability	$259,735	$1,233,333	$548,326	$882,016	$8,520,914	$5,485,148	$41,429,151	$16,990,567	$13,335,973	$28,593,951

Contracts in payout (annuitization) period:
Units owned by participants #	11	21	—	—	289	—	181,681	102,112	15,641	97,725
Minimum unit fair value #*	$21.173796	$43.314361	$—	$—	$35.417474	$—	$10.074116	$3.772372	$6.592530	$5.515953
Maximum unit fair value #*	$21.173796	$43.314361	$—	$—	$35.417474	$—	$10.074116	$3.772372	$6.592530	$5.515953
Contract liability	$231	$931	$—	$—	$10,250	$—	$1,830,279	$385,204	$103,111	$539,047

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	57,655	—	—	—
class IA	309,331,970	15,441,484	21,069,136	13,343,395	32,307,482	4,760,058	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	3,404,802
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	602,874	1,118,210	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	309,331,970	15,441,484	21,069,136	13,343,395	32,307,482	4,760,058	57,655	602,874	1,118,210	3,404,802
Receivable for fund shares sold	99,468	4,312	2,990	3,842	7,349	756	151	22	444	265
Other assets	—	1	—	3	—	—	—	—	—	—
Total assets	309,431,438	15,445,797	21,072,126	13,347,240	32,314,831	4,760,814	57,806	602,896	1,118,654	3,405,067

Liabilities:
Due to Sponsor Company	99,468	4,312	2,990	3,842	7,349	756	151	22	444	265
Other liabilities	2	—	1	—	—	—	—	—	—	—
Total liabilities	99,470	4,312	2,991	3,842	7,349	756	151	22	444	265

Net assets:
For contract liabilities	$309,331,968	$15,441,485	$21,069,135	$13,343,398	$32,307,482	$4,760,058	$57,655	$602,874	$1,118,210	$3,404,802

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	57,655	—	—	—
class IA	309,331,968	15,441,485	21,069,135	13,343,398	32,307,482	4,760,058	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	3,404,802
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	602,874	1,118,210	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$309,331,968	$15,441,485	$21,069,135	$13,343,398	$32,307,482	$4,760,058	$57,655	$602,874	$1,118,210	$3,404,802

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	4,587	—	—	—
class IA	16,401,483	1,020,587	770,352	1,290,464	1,256,612	49,235	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	56,474
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	23,268	60,444	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	16,401,483	1,020,587	770,352	1,290,464	1,256,612	49,235	4,587	23,268	60,444	56,474

Cost	$254,864,427	$14,004,581	$26,093,801	$13,003,107	$30,198,058	$3,507,040	$87,816	$601,687	$1,185,140	$2,529,429

Deferred contracts in the accumulation period:
Units owned by participants #	3,381,289	4,054,202	1,883,318	6,683,554	357,733	927,435	1,693	7,500	17,019	42,184
Minimum unit fair value #*	$13.253697	$3.345318	$10.816801	$1.144061	$40.263535	$4.626668	$24.455130	$72.870547	$60.062143	$55.646575
Maximum unit fair value #*	$99.310466	$18.142674	$11.038830	$13.136619	$91.756045	$34.668048	$24.455130	$72.870547	$60.062143	$116.436204
Contract liability	$296,803,924	$14,935,090	$20,688,913	$12,815,411	$31,176,558	$4,681,336	$41,400	$546,557	$1,022,221	$3,105,775

Contracts in payout (annuitization) period:
Units owned by participants #	145,718	136,329	34,561	304,783	12,325	15,324	665	773	1,598	3,691
Minimum unit fair value #*	$13.253697	$3.714494	$11.001519	$1.713784	$91.756045	$5.137128	$24.455130	$72.870547	$60.062143	$55.646575
Maximum unit fair value #*	$99.310466	$3.714494	$11.001519	$13.136619	$91.756045	$5.137128	$24.455130	$72.870547	$60.062143	$116.436204
Contract liability	$12,528,044	$506,395	$380,222	$527,987	$1,130,924	$78,722	$16,255	$56,317	$95,989	$299,027

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,461,726
class A	—	—	—	—	—	272,221	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	44,736,624	32,082	1,145,465	—	1,783,365	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	311,513	177,029	—	—	—	—	—	69,178	167,576	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	311,513	177,029	44,736,624	32,082	1,145,465	272,221	1,783,365	69,178	167,576	1,461,726
Receivable for fund shares sold	32	7	6,248	1	43	63	262	3	41	169
Other assets	—	—	—	—	—	1	—	—	—	—
Total assets	311,545	177,036	44,742,872	32,083	1,145,508	272,285	1,783,627	69,181	167,617	1,461,895

Liabilities:
Due to Sponsor Company	32	7	6,248	1	43	63	262	3	41	169
Other liabilities	—	—	2	—	—	—	—	1	—	—
Total liabilities	32	7	6,250	1	43	63	262	4	41	169

Net assets:
For contract liabilities	$311,513	$177,029	$44,736,622	$32,082	$1,145,465	$272,222	$1,783,365	$69,177	$167,576	$1,461,726

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,461,726
class A	—	—	—	—	—	272,222	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	44,736,622	32,082	1,145,465	—	1,783,365	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	311,513	177,029	—	—	—	—	—	69,177	167,576	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$311,513	$177,029	$44,736,622	$32,082	$1,145,465	$272,222	$1,783,365	$69,177	$167,576	$1,461,726

Shares:
class 2	—	—	—	—	—	—	—	—	—	78,251
class A	—	—	—	—	—	36,442	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	1,511,372	3,328	71,547	—	80,988	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	62,303	21,150	—	—	—	—	—	9,078	6,302	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	62,303	21,150	1,511,372	3,328	71,547	36,442	80,988	9,078	6,302	78,251

Cost	$359,995	$209,727	$37,017,423	$35,529	$1,164,097	$271,758	$2,027,825	$70,993	$158,266	$1,268,588

Deferred contracts in the accumulation period:
Units owned by participants #	22,955	13,740	2,533,807	1,686	21,219	11,857	24,143	2,727	4,930	47,264
Minimum unit fair value #*	$13.282938	$12.823904	$16.673925	$17.028799	$52.203969	$20.885800	$72.929945	$24.487841	$32.952528	$30.548071
Maximum unit fair value #*	$14.677683	$12.823904	$18.112734	$17.028799	$52.203969	$20.885800	$72.929945	$24.487841	$32.952528	$30.548071
Contract liability	$309,405	$176,206	$43,614,745	$28,712	$1,107,704	$247,652	$1,760,729	$66,768	$162,459	$1,443,823

Contracts in payout (annuitization) period:
Units owned by participants #	154	64	64,743	198	723	1,176	310	98	155	586
Minimum unit fair value #*	$13.282938	$12.823904	$17.174219	$17.028799	$52.203969	$20.885800	$72.929945	$24.487841	$32.952528	$30.548071
Maximum unit fair value #*	$14.677683	$12.823904	$18.112734	$17.028799	$52.203969	$20.885800	$72.929945	$24.487841	$32.952528	$30.548071
Contract liability	$2,108	$823	$1,121,877	$3,370	$37,761	$24,570	$22,636	$2,409	$5,117	$17,903

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2023

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$9,142	$1,042,904	$575,500	$61,566	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	68,612	—
class I	—	—	—	—	—	—	627,240
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	327,824	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total investments	9,142	1,042,904	575,500	61,566	327,824	68,612	627,240
Receivable for fund shares sold	1	164	21	7	12	26	23
Other assets	—	—	—	—	—	—	1
Total assets	9,143	1,043,068	575,521	61,573	327,836	68,638	627,264

Liabilities:
Due to Sponsor Company	1	164	21	7	12	26	23
Other liabilities	—	—	—	—	—	—	—
Total liabilities	1	164	21	7	12	26	23

Net assets:
For contract liabilities	$9,142	$1,042,904	$575,500	$61,566	$327,824	$68,612	$627,241

Contract Liabilities:
class 2	$9,142	$1,042,904	$575,500	$61,566	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	68,612	—
class I	—	—	—	—	—	—	627,241
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	327,824	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total contract liabilities	$9,142	$1,042,904	$575,500	$61,566	$327,824	$68,612	$627,241	$—	$—	$—

Shares:
class 2	4,665	132,685	28,128	2,369	—	—	—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	6,642	—
class I	—	—	—	—	—	—	18,808
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	29,667	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total shares	4,665	132,685	28,128	2,369	29,667	6,642	18,808

Cost	$14,274	$1,168,543	$732,678	$58,655	$325,939	$75,190	$503,371

Deferred contracts in the accumulation period:
Units owned by participants #	564	21,589	5,258	1,522	19,451	5,824	36,913
Minimum unit fair value #*	$16.203698	$46.654691	$96.824038	$35.324478	$15.580049	$10.955175	$16.930718
Maximum unit fair value #*	$16.203698	$46.654691	$96.824038	$35.324478	$15.580049	$10.955175	$16.930718
Contract liability	$9,142	$1,007,206	$509,140	$53,767	$303,041	$63,801	$624,966

Contracts in payout (annuitization) period:
Units owned by participants #	—	765	685	221	1,591	439	134
Minimum unit fair value #*	$—	$46.654691	$96.824038	$35.324478	$15.580049	$10.955175	$16.930718
Maximum unit fair value #*	$—	$46.654691	$96.824038	$35.324478	$15.580049	$10.955175	$16.930718
Contract liability	$—	$35,698	$66,360	$7,799	$24,783	$4,811	$2,275

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(2) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment income:
Dividends	$9,939	$—	$—	$11,092	$2,600	$1,531	$736	$380,477	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	(570)	—	—	—
Mortality and expense risk and other charges	(2,301)	(1,091)	(621)	(19,534)	(1,691)	(1,129)	(4,746)	(102,970)	(6,250)	(43,040)
Total expenses	(2,301)	(1,091)	(621)	(19,534)	(1,691)	(1,129)	(5,316)	(102,970)	(6,250)	(43,040)
Net investment income (loss)	7,638	(1,091)	(621)	(8,442)	909	402	(4,580)	277,507	(6,250)	(43,040)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(480)	(27,808)	(4,557)	(18,044)	(72)	2,929	12,861	—	14,740	(72,683)
Net realized gain distributions	—	405	4,976	35,794	—	—	276	—	89,005	321,078
Change in unrealized appreciation (depreciation) during the period	68,996	65,894	16,123	291,492	3,164	1,157	46,516	—	316,320	640,513
Net gain (loss) on investments	68,516	38,491	16,542	309,242	3,092	4,086	59,653	—	420,065	888,908
Net increase (decrease) in net assets resulting from operations	$76,154	$37,400	$15,921	$300,800	$4,001	$4,488	$55,073	$277,507	$413,815	$845,868

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$7,179	$72,316	$24,501	$24,400	$159,097	$—	$782,182	$599,842	$110,064	$436,651

Expenses:
Administrative charges	(254)	(1,085)	(554)	(925)	(8,178)	—	(43,025)	(17,837)	—	—
Mortality and expense risk and other charges	(3,166)	(13,441)	(6,484)	(11,026)	(97,849)	(66,505)	(543,940)	(227,796)	(174,107)	(391,284)
Total expenses	(3,420)	(14,526)	(7,038)	(11,951)	(106,027)	(66,505)	(586,965)	(245,633)	(174,107)	(391,284)
Net investment income (loss)	3,759	57,790	17,463	12,449	53,070	(66,505)	195,217	354,209	(64,043)	45,367

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(16,660)	(42,076)	—	(18,595)	(118,626)	(22,895)	410,775	(617,076)	(79,390)	116,576
Net realized gain distributions	—	—	—	—	—	—	1,213,059	—	216,053	2,463,669
Change in unrealized appreciation (depreciation) during the period	19,927	117,056	—	48,952	657,325	773,180	3,490,149	1,194,730	2,053,336	747,848
Net gain (loss) on investments	3,267	74,980	—	30,357	538,699	750,285	5,113,983	577,654	2,189,999	3,328,093
Net increase (decrease) in net assets resulting from operations	$7,026	$132,770	$17,463	$42,806	$591,769	$683,780	$5,309,200	$931,863	$2,125,956	$3,373,460

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,428,234	$180,260	$8,917	$179,913	$—	$60,933	$1,191	$—	$—	$—

Expenses:
Administrative charges	(295,237)	—	—	(13,747)	(31,703)	—	—	—	—	(2,564)
Mortality and expense risk and other charges	(3,765,475)	(212,674)	(288,793)	(174,253)	(399,313)	(66,845)	(290)	(2,555)	(4,029)	(27,766)
Total expenses	(4,060,712)	(212,674)	(288,793)	(188,000)	(431,016)	(66,845)	(290)	(2,555)	(4,029)	(30,330)
Net investment income (loss)	(1,632,478)	(32,414)	(279,876)	(8,087)	(431,016)	(5,912)	901	(2,555)	(4,029)	(30,330)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,975,867	82,191	(800,304)	10,024	(151,283)	125,009	(15,542)	(815)	(24,817)	125,247
Net realized gain distributions	1,925,146	—	1,479,722	—	—	230,858	—	—	—	239,602
Change in unrealized appreciation (depreciation) during the period	49,247,228	1,436,373	2,190,301	508,952	5,452,719	(63,397)	19,112	18,833	361,918	590,441
Net gain (loss) on investments	55,148,241	1,518,564	2,869,719	518,976	5,301,436	292,470	3,570	18,018	337,101	955,290
Net increase (decrease) in net assets resulting from operations	$53,515,763	$1,486,150	$2,589,843	$510,889	$4,870,420	$286,558	$4,471	$15,463	$333,072	$924,960

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$19,644	$7,188	$564,584	$1,465	$8,894	$8,646	$—	$715	$8,791	$13,746

Expenses:
Administrative charges	—	—	—	—	—	(389)	—	—	—	(2,130)
Mortality and expense risk and other charges	(4,026)	(838)	(548,620)	(147)	(4,625)	(3,243)	(7,480)	(151)	(1,501)	(17,752)
Total expenses	(4,026)	(838)	(548,620)	(147)	(4,625)	(3,632)	(7,480)	(151)	(1,501)	(19,882)
Net investment income (loss)	15,618	6,350	15,964	1,318	4,269	5,014	(7,480)	564	7,290	(6,136)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(15,021)	(6,979)	611,364	(410)	(37,074)	(1,587)	(41,841)	(422)	8,310	6,887
Net realized gain distributions	—	—	1,660,680	—	42,148	—	—	—	—	44,547
Change in unrealized appreciation (depreciation) during the period	32,822	12,986	6,904,736	809	252,416	38,005	335,870	4,269	(38,164)	150,832
Net gain (loss) on investments	17,801	6,007	9,176,780	399	257,490	36,418	294,029	3,847	(29,854)	202,266
Net increase (decrease) in net assets resulting from operations	$33,419	$12,357	$9,192,744	$1,717	$261,759	$41,432	$286,549	$4,411	$(22,564)	$196,130

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2023

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$125	$—	$—	$—	$9,175	$2,213	$1,925

Expenses:
Administrative charges	—	(1,732)	—	—	—	—	—
Mortality and expense risk and other charges	(121)	(14,436)	(2,307)	(896)	(1,584)	(741)	(2,562)
Total expenses	(121)	(16,168)	(2,307)	(896)	(1,584)	(741)	(2,562)
Net investment income (loss)	4	(16,168)	(2,307)	(896)	7,591	1,472	(637)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(80)	(36,463)	(22,828)	(2,059)	(1,566)	(15,846)	4,902
Net realized gain distributions	—	—	—	4,883	12,503	—	9,083
Change in unrealized appreciation (depreciation) during the period	1,196	82,247	111,750	15,233	395	16,952	121,764
Net gain (loss) on investments	1,116	45,784	88,922	18,057	11,332	1,106	135,749
Net increase (decrease) in net assets resulting from operations	$1,120	$29,616	$86,615	$17,161	$18,923	$2,578	$135,112

The accompanying notes are an integral part of these financial statements.

(1) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(2) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Operations:
Net investment income (loss)	$7,638	$(1,091)	$(621)	$(8,442)	$909	$402	$(4,580)	$277,507	$(6,250)	$(43,040)
Net realized gain (loss) on security transactions	(480)	(27,808)	(4,557)	(18,044)	(72)	2,929	12,861	—	14,740	(72,683)
Net realized gain distributions	—	405	4,976	35,794	—	—	276	—	89,005	321,078
Change in unrealized appreciation (depreciation) during the period	68,996	65,894	16,123	291,492	3,164	1,157	46,516	—	316,320	640,513
Net increase (decrease) in net assets resulting from operations	76,154	37,400	15,921	300,800	4,001	4,488	55,073	277,507	413,815	845,868

Unit transactions:
Purchases	—	—	—	22,051	—	700	—	28,947	—	25,952
Net transfers	(9,585)	(127,307)	1,000	(42,595)	(15)	15	22,418	(931,766)	67,175	5,456
Surrenders for benefit payments and fees	(6,731)	(21,022)	(8,979)	(77,279)	—	(72,400)	(46,939)	(1,132,625)	(66,794)	(414,785)
Other transactions	—	1,700	51	—	—	—	—	735	989	85
Death benefits	—	—	—	(124,130)	—	—	(17,739)	(495,465)	—	(135,606)
Net annuity transactions	(3,085)	(1,119)	(2,784)	(4,908)	—	—	(1,324)	(75,936)	270,735	(25,956)
Net increase (decrease) in net assets resulting from unit transactions	(19,401)	(147,748)	(10,712)	(226,861)	(15)	(71,685)	(43,584)	(2,606,110)	272,105	(544,854)
Net increase (decrease) in net assets	56,753	(110,348)	5,209	73,939	3,986	(67,197)	11,489	(2,328,603)	685,920	301,014

Net assets:
Beginning of period	486,816	257,709	135,867	1,458,162	124,380	98,260	356,957	9,498,860	1,163,803	2,958,618
End of period	$543,569	$147,361	$141,076	$1,532,101	$128,366	$31,063	$368,446	$7,170,257	$1,849,723	$3,259,632

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,759	$57,790	$17,463	$12,449	$53,070	$(66,505)	$195,217	$354,209	$(64,043)	$45,367
Net realized gain (loss) on security transactions	(16,660)	(42,076)	—	(18,595)	(118,626)	(22,895)	410,775	(617,076)	(79,390)	116,576
Net realized gain distributions	—	—	—	—	—	—	1,213,059	—	216,053	2,463,669
Change in unrealized appreciation (depreciation) during the period	19,927	117,056	—	48,952	657,325	773,180	3,490,149	1,194,730	2,053,336	747,848
Net increase (decrease) in net assets resulting from operations	7,026	132,770	17,463	42,806	591,769	683,780	5,309,200	931,863	2,125,956	3,373,460

Unit transactions:
Purchases	—	236	—	—	615	100	505,276	88,094	168,909	124,795
Net transfers	(10,173)	(8,628)	6,685	38,914	18,361	(3,273)	(257,685)	236,111	496,088	65,773
Surrenders for benefit payments and fees	(37,598)	(37,341)	(11,189)	(119,873)	(418,536)	(218,239)	(4,063,059)	(1,925,155)	(650,064)	(2,536,567)
Other transactions	—	—	44	—	(2)	1	(121)	24	(9)	(243)
Death benefits	(19,699)	(121,188)	(28,569)	(41,637)	(348,515)	(208,167)	(1,547,482)	(526,051)	(380,636)	(590,971)
Net annuity transactions	(21)	(178)	—	—	(1,034)	—	(252,675)	(15,382)	(1,750)	85,657
Net increase (decrease) in net assets resulting from unit transactions	(67,491)	(167,099)	(33,029)	(122,596)	(749,111)	(429,578)	(5,615,746)	(2,142,359)	(367,462)	(2,851,556)
Net increase (decrease) in net assets	(60,465)	(34,329)	(15,566)	(79,790)	(157,342)	254,202	(306,546)	(1,210,496)	1,758,494	521,904

Net assets:
Beginning of period	320,431	1,268,593	563,892	961,806	8,688,506	5,230,946	43,565,976	18,586,267	11,680,590	28,611,094
End of period	$259,966	$1,234,264	$548,326	$882,016	$8,531,164	$5,485,148	$43,259,430	$17,375,771	$13,439,084	$29,132,998

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,632,478)	$(32,414)	$(279,876)	$(8,087)	$(431,016)	$(5,912)	$901	$(2,555)	$(4,029)	$(30,330)
Net realized gain (loss) on security transactions	3,975,867	82,191	(800,304)	10,024	(151,283)	125,009	(15,542)	(815)	(24,817)	125,247
Net realized gain distributions	1,925,146	—	1,479,722	—	—	230,858	—	—	—	239,602
Change in unrealized appreciation (depreciation) during the period	49,247,228	1,436,373	2,190,301	508,952	5,452,719	(63,397)	19,112	18,833	361,918	590,441
Net increase (decrease) in net assets resulting from operations	53,515,763	1,486,150	2,589,843	510,889	4,870,420	286,558	4,471	15,463	333,072	924,960

Unit transactions:
Purchases	1,646,814	65,395	135,824	37,555	262,133	33,577	—	—	—	30,547
Net transfers	(2,200,429)	33,961	11,171	(96,140)	266,484	232,658	(3,209)	(9,654)	101,716	81,123
Surrenders for benefit payments and fees	(29,901,966)	(1,156,589)	(1,991,089)	(1,389,431)	(3,503,880)	(212,568)	(971)	(27,763)	(36,394)	(305,563)
Other transactions	3,151	56	(24)	(964)	(715)	1	—	(402)	3,441	3,711
Death benefits	(6,125,288)	(282,766)	(424,706)	(413,411)	(666,401)	(135,395)	(21,261)	—	—	(244,889)
Net annuity transactions	(15,188)	(3,846)	(53,315)	(20,555)	354,255	(6,284)	(1,479)	44,981	(10,556)	34,590
Net increase (decrease) in net assets resulting from unit transactions	(36,592,906)	(1,343,789)	(2,322,139)	(1,882,946)	(3,288,124)	(88,011)	(26,920)	7,162	58,207	(400,481)
Net increase (decrease) in net assets	16,922,857	142,361	267,704	(1,372,057)	1,582,296	198,547	(22,449)	22,625	391,279	524,479

Net assets:
Beginning of period	292,409,111	15,299,124	20,801,431	14,715,455	30,725,186	4,561,511	80,104	580,249	726,931	2,880,323
End of period	$309,331,968	$15,441,485	$21,069,135	$13,343,398	$32,307,482	$4,760,058	$57,655	$602,874	$1,118,210	$3,404,802

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,618	$6,350	$15,964	$1,318	$4,269	$5,014	$(7,480)	$564	$7,290	$(6,136)
Net realized gain (loss) on security transactions	(15,021)	(6,979)	611,364	(410)	(37,074)	(1,587)	(41,841)	(422)	8,310	6,887
Net realized gain distributions	—	—	1,660,680	—	42,148	—	—	—	—	44,547
Change in unrealized appreciation (depreciation) during the period	32,822	12,986	6,904,736	809	252,416	38,005	335,870	4,269	(38,164)	150,832
Net increase (decrease) in net assets resulting from operations	33,419	12,357	9,192,744	1,717	261,759	41,432	286,549	4,411	(22,564)	196,130

Unit transactions:
Purchases	—	—	224,945	—	—	—	—	—	—	—
Net transfers	(23,735)	(21,660)	659,201	750	(43,797)	696	(16,651)	49,382	(47,128)	393
Surrenders for benefit payments and fees	(39,766)	(3,774)	(3,282,900)	(2,787)	(49,783)	(14,466)	(40,514)	(1,001)	(2,014)	(64,198)
Other transactions	—	—	2,807	—	1,553	—	1,187	—	(13)	1
Death benefits	—	—	(997,300)	—	(101,871)	—	(88,666)	—	—	(48,496)
Net annuity transactions	(3,129)	(127)	(32,410)	(649)	30,627	(2,039)	(2,594)	(196)	(165,671)	12,014
Net increase (decrease) in net assets resulting from unit transactions	(66,630)	(25,561)	(3,425,657)	(2,686)	(163,271)	(15,809)	(147,238)	48,185	(214,826)	(100,286)
Net increase (decrease) in net assets	(33,211)	(13,204)	5,767,087	(969)	98,488	25,623	139,311	52,596	(237,390)	95,844

Net assets:
Beginning of period	344,724	190,233	38,969,535	33,051	1,046,977	246,599	1,644,054	16,581	404,966	1,365,882
End of period	$311,513	$177,029	$44,736,622	$32,082	$1,145,465	$272,222	$1,783,365	$69,177	$167,576	$1,461,726

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4	$(16,168)	$(2,307)	$(896)	$7,591	$1,472	$(637)
Net realized gain (loss) on security transactions	(80)	(36,463)	(22,828)	(2,059)	(1,566)	(15,846)	4,902
Net realized gain distributions	—	—	—	4,883	12,503	—	9,083
Change in unrealized appreciation (depreciation) during the period	1,196	82,247	111,750	15,233	395	16,952	121,764
Net increase (decrease) in net assets resulting from operations	1,120	29,616	86,615	17,161	18,923	2,578	135,112

Unit transactions:
Purchases	—	300	—	5,335	—	—	—
Net transfers	—	23,394	65,436	—	(15,462)	(744)	(27,386)
Surrenders for benefit payments and fees	(3)	(179,604)	(23,631)	(5,765)	(3,198)	(1,514)	(14,806)
Other transactions	—	2	1,249	—	(1)	—	—
Death benefits	—	(90,861)	—	(66,679)	(48,262)	(17,160)	—
Net annuity transactions	—	32,144	(5,262)	(829)	(31,097)	(104,235)	(185)
Net increase (decrease) in net assets resulting from unit transactions	(3)	(214,625)	37,792	(67,938)	(98,020)	(123,653)	(42,377)
Net increase (decrease) in net assets	1,117	(185,009)	124,407	(50,777)	(79,097)	(121,075)	92,735

Net assets:
Beginning of period	8,025	1,227,913	451,093	112,343	406,921	189,687	534,506
End of period	$9,142	$1,042,904	$575,500	$61,566	$327,824	$68,612	$627,241

The accompanying notes are an integral part of these financial statements.

(1) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(2) Formerly Allspring VT Discovery Fund. Change effective May 1, 2023.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,966	$(1,242)	$(719)	$(5,962)	$1,745	$(146)	$1,041	$13,033	$(5,812)	$(50,132)
Net realized gain (loss) on security transactions	20,713	(773)	(339)	5,215	(23)	54	19,811	—	12,963	80,905
Net realized gain distributions	89,576	39,038	23,810	252,274	—	—	41,190	—	152,273	802,526
Change in unrealized appreciation (depreciation) during the period	(233,882)	(140,935)	(87,056)	(668,061)	(6,610)	173	(156,135)	—	(638,224)	(2,769,794)
Net increase (decrease) in net assets resulting from operations	(119,627)	(103,912)	(64,304)	(416,534)	(4,888)	81	(94,093)	13,033	(478,800)	(1,936,495)

Unit transactions:
Purchases	—	—	—	44,350	—	700	—	125,529	—	9,571
Net transfers	(77,609)	(2,753)	(33,654)	(7,005)	129,278	100,908	—	4,986,464	(6,708)	17,578
Surrenders for benefit payments and fees	(824)	(2,515)	(14)	(69,645)	(10)	(3,429)	(59,230)	(3,552,268)	(22,560)	(310,533)
Other transactions	—	—	—	3	—	—	—	133	—	11
Death benefits	(97,501)	—	(31,373)	(67,103)	—	—	(12)	(600,760)	—	(161,672)
Net annuity transactions	(3,269)	—	(3,052)	(5,022)	—	—	(1,414)	(78,520)	(6,595)	(3,892)
Net increase (decrease) in net assets resulting from unit transactions	(179,203)	(5,268)	(68,093)	(104,422)	129,268	98,179	(60,656)	880,578	(35,863)	(448,937)
Net increase (decrease) in net assets	(298,830)	(109,180)	(132,397)	(520,956)	124,380	98,260	(154,749)	893,611	(514,663)	(2,385,432)

Net assets:
Beginning of period	785,646	366,889	268,264	1,979,118	—	—	511,706	8,605,249	1,678,466	5,344,050
End of period	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,240	$64,992	$(814)	$14,157	$58,411	$(75,972)	$185,902	$328,631	$(63,380)	$81,836
Net realized gain (loss) on security transactions	(2,939)	(39,165)	—	(11,754)	(26,813)	(8,367)	893,885	(559,424)	(71,980)	444,719
Net realized gain distributions	—	—	—	16,393	2,230,408	753,445	5,991,590	248,923	1,721,644	3,248,614
Change in unrealized appreciation (depreciation) during the period	(48,776)	(230,099)	—	(139,229)	(3,870,249)	(3,206,331)	(15,133,597)	(3,781,050)	(4,300,338)	(7,223,309)
Net increase (decrease) in net assets resulting from operations	(49,475)	(204,272)	(814)	(120,433)	(1,608,243)	(2,537,225)	(8,062,220)	(3,762,920)	(2,714,054)	(3,448,140)

Unit transactions:
Purchases	—	—	—	3,412	12,303	9,587	163,427	71,942	42,597	393,730
Net transfers	(5,552)	(56,074)	4,341	(1,244)	16,755	(12,632)	(404,743)	(721,020)	(694,377)	203,086
Surrenders for benefit payments and fees	(8,826)	(74,032)	(13,285)	(33,384)	(416,391)	(348,984)	(3,116,774)	(1,694,063)	(983,316)	(2,384,765)
Other transactions	—	—	7	—	—	(1)	(93)	6	(10)	436
Death benefits	13,558	(65,818)	(11,595)	(79,185)	(301,838)	(163,242)	(1,488,583)	(442,783)	(116,891)	(729,867)
Net annuity transactions	(23)	(204)	—	—	(1,155)	—	(86,240)	18,207	21,858	(20,586)
Net increase (decrease) in net assets resulting from unit transactions	(843)	(196,128)	(20,532)	(110,401)	(690,326)	(515,272)	(4,933,006)	(2,767,711)	(1,730,139)	(2,537,966)
Net increase (decrease) in net assets	(50,318)	(400,400)	(21,346)	(230,834)	(2,298,569)	(3,052,497)	(12,995,226)	(6,530,631)	(4,444,193)	(5,986,106)

Net assets:
Beginning of period	370,749	1,668,993	585,238	1,192,640	10,987,075	8,283,443	56,561,202	25,116,898	16,124,783	34,597,200
End of period	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,247,282)	$37,472	$(119,438)	$(175,057)	$(479,209)	$8,030	$(386)	$(2,534)	$(3,975)	$(32,697)
Net realized gain (loss) on security transactions	4,135,698	323,085	(359,849)	(45,615)	656,997	224,251	(903)	1,012	2,327	88,132
Net realized gain distributions	17,786,991	2,825,684	3,352,038	—	5,853,667	457,109	23,875	79,090	336,108	379,982
Change in unrealized appreciation (depreciation) during the period	(99,274,782)	(7,163,088)	(10,347,515)	(30,871)	(19,906,467)	(1,041,365)	(51,565)	(167,825)	(822,793)	(1,856,915)
Net increase (decrease) in net assets resulting from operations	(78,599,375)	(3,976,847)	(7,474,764)	(251,543)	(13,875,012)	(351,975)	(28,979)	(90,257)	(488,333)	(1,421,498)

Unit transactions:
Purchases	1,243,956	78,728	367,137	59,550	248,263	168,839	—	—	—	82,259
Net transfers	(3,990,244)	(196,481)	(150,548)	(809,925)	(632,599)	(142,092)	(426)	22,445	8,530	(6,679)
Surrenders for benefit payments and fees	(20,806,020)	(1,322,498)	(1,337,958)	(1,306,788)	(2,185,745)	(235,146)	(2)	(3,528)	(7,939)	(162,621)
Other transactions	4,513	(881)	(100)	(43)	(478)	(17)	—	—	—	1
Death benefits	(5,515,532)	(292,423)	(635,161)	(359,023)	(635,036)	(216,137)	—	—	—	(88,523)
Net annuity transactions	(1,112,089)	(14,382)	76,690	29,076	32,136	5,022	(1,571)	(872)	(7,705)	(23,508)
Net increase (decrease) in net assets resulting from unit transactions	(30,175,416)	(1,747,937)	(1,679,940)	(2,387,153)	(3,173,459)	(419,531)	(1,999)	18,045	(7,114)	(199,071)
Net increase (decrease) in net assets	(108,774,791)	(5,724,784)	(9,154,704)	(2,638,696)	(17,048,471)	(771,506)	(30,978)	(72,212)	(495,447)	(1,620,569)

Net assets:
Beginning of period	401,183,902	21,023,908	29,956,135	17,354,151	47,773,657	5,333,017	111,082	652,461	1,222,378	4,500,892
End of period	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,827	$6,109	$47,870	$1,025	$2,368	$5,403	$(8,174)	$664	$5,107	$(11,355)
Net realized gain (loss) on security transactions	(4,902)	(1,043)	719,298	(5,929)	(1,405)	(11,910)	(1,642)	(194)	8,654	6,810
Net realized gain distributions	—	1,969	1,913,718	—	180,088	—	353,441	—	—	170,267
Change in unrealized appreciation (depreciation) during the period	(58,124)	(38,746)	(12,681,240)	(881)	(441,546)	(45,812)	(1,096,700)	(1,807)	9,602	(472,867)
Net increase (decrease) in net assets resulting from operations	(47,199)	(31,711)	(10,000,354)	(5,785)	(260,495)	(52,319)	(753,075)	(1,337)	23,363	(307,145)

Unit transactions:
Purchases	—	—	605,502	—	—	231	—	—	—	—
Net transfers	1,000	(1,064)	(943,783)	—	(501)	(4,970)	(2,173)	—	47,912	393
Surrenders for benefit payments and fees	(26,785)	(3,079)	(2,935,512)	(61,465)	(3,056)	(41,327)	(1,335)	(1)	(3,776)	(23,148)
Other transactions	1	—	(1,697)	—	—	(1)	—	—	(6,469)	2
Death benefits	(23)	—	(992,404)	—	—	—	—	—	—	(3,376)
Net annuity transactions	470	(147)	(34,850)	(678)	(374)	8,362	(2,063)	(193)	(13,729)	(1,521)
Net increase (decrease) in net assets resulting from unit transactions	(25,337)	(4,290)	(4,302,744)	(62,143)	(3,931)	(37,705)	(5,571)	(194)	23,938	(27,650)
Net increase (decrease) in net assets	(72,536)	(36,001)	(14,303,098)	(67,928)	(264,426)	(90,024)	(758,646)	(1,531)	47,301	(334,795)

Net assets:
Beginning of period	417,260	226,234	53,272,633	100,979	1,311,403	336,623	2,402,700	18,112	357,665	1,700,677
End of period	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$181	$(19,711)	$(2,326)	$(1,792)	$8,046	$(634)	$(22)
Net realized gain (loss) on security transactions	(1,112)	47,942	(4,352)	(117)	634	5,412	2,664
Net realized gain distributions	—	234,414	174,493	24,798	14,139	—	53,268
Change in unrealized appreciation (depreciation) during the period	(212)	(964,261)	(456,169)	(56,785)	(45,491)	(75,029)	(177,702)
Net increase (decrease) in net assets resulting from operations	(1,143)	(701,616)	(288,354)	(33,896)	(22,672)	(70,251)	(121,792)

Unit transactions:
Purchases	—	9,080	—	—	—	—	—
Net transfers	—	2,836	(15,137)	—	107,601	(26,732)	8,354
Surrenders for benefit payments and fees	(133)	(170,710)	(33)	(1,714)	(1,079)	(14)	(1,891)
Other transactions	—	—	—	—	—	(828)	—
Death benefits	(1,948)	(31,104)	—	(7,774)	—	—	—
Net annuity transactions	—	(2,344)	(5,264)	(1,297)	(6,694)	(10,918)	(186)
Net increase (decrease) in net assets resulting from unit transactions	(2,081)	(192,242)	(20,434)	(10,785)	99,828	(38,492)	6,277
Net increase (decrease) in net assets	(3,224)	(893,858)	(308,788)	(44,681)	77,156	(108,743)	(115,515)

Net assets:
Beginning of period	11,249	2,121,771	759,881	157,024	329,765	298,430	650,021
End of period	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2023

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS Sustainable International Thematic Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund), Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery SMID Cap Growth Fund (Formerly Allspring VT Discovery Fund), Allspring VT Opportunity Fund, Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2023 and 2022.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f)Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$13,066	$24,830
American Century VP Capital Appreciation Fund	$29,419	$177,853
AB VPS Sustainable International Thematic Portfolio	$10,613	$16,971
Invesco V.I. Core Equity Fund	$77,565	$277,074
Invesco V.I. Government Securities Fund	$2,626	$1,732
Invesco V.I. High Yield Fund	$2,250	$73,533
Invesco V.I. EQV International Equity Fund	$24,403	$72,291
Invesco V.I. Government Money Market Fund	$1,280,307	$3,608,917
AB VPS Large Cap Growth Portfolio	$441,011	$86,151
Allspring VT Discovery All Cap Growth Fund+	$342,044	$608,860
Federated Hermes Fund for U.S. Government Securities II	$18,878	$82,611
Federated Hermes High Income Bond Fund II	$98,880	$208,189
Federated Hermes Government Money Fund II	$31,796	$47,364
Federated Hermes Quality Bond Fund II	$68,189	$178,335
Federated Hermes Managed Volatility Fund II	$254,679	$950,721
Federated Hermes Kaufmann Fund II	$28,152	$524,234
Hartford Balanced HLS Fund	$2,220,840	$6,428,310
Hartford Total Return Bond HLS Fund	$929,972	$2,718,124
Hartford Capital Appreciation HLS Fund	$948,160	$1,163,610
Hartford Dividend and Growth HLS Fund	$3,266,224	$3,608,739
Hartford Disciplined Equity HLS Fund	$4,708,332	$41,008,570
Hartford International Opportunities HLS Fund	$365,581	$1,741,787
Hartford MidCap HLS Fund	$1,597,449	$2,719,741
Hartford Ultrashort Bond HLS Fund	$428,597	$2,319,632
Hartford SmallCap Growth HLS Fund	$867,882	$4,587,022
Hartford Stock HLS Fund	$587,224	$450,290
VY® JPMorgan Emerging Markets Equity Portfolio	$2,454	$28,473
Invesco V.I. Health Care Fund	$47,061	$42,455
Invesco V.I. Technology Fund	$146,087	$91,909
MFS® Growth Series	$380,348	$571,556
MFS® High Yield Portfolio	$20,211	$71,223
MFS® Income Portfolio	$10,187	$29,398
BlackRock S&P 500 Index V.I. Fund	$3,080,474	$4,829,487
Neuberger Berman AMT Short Duration Bond Portfolio	$2,362	$3,730
Pioneer Fund VCT Portfolio	$85,193	$202,047
DWS CROCI® International VIP	$9,803	$20,599
Pioneer Select Mid Cap Growth VCT Portfolio	$17,845	$172,563
VanEck VIP Emerging Markets Bond Fund	$50,352	$1,603
VanEck VIP Global Resources Fund	$11,169	$218,705
Allspring VT Index Asset Allocation Fund	$60,808	$122,684
Allspring VT International Equity Fund	$125	$123
Allspring VT Small Cap Growth Fund	$28,619	$259,412
Allspring VT Discovery SMID Cap Growth Fund+	$91,529	$56,045
Allspring VT Opportunity Fund	$4,947	$68,897
Voya Global High Dividend Low Volatility Portfolio	$34,736	$112,663
NVIT Emerging Markets Fund	$4,238	$126,418
Neuberger Berman AMT Sustainable Equity Portfolio	$12,020	$45,951

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	78	478	(400)
American Century VP Capital Appreciation Fund	422	2,659	(2,237)
AB VPS Sustainable International Thematic Portfolio	480	1,355	(875)
Invesco V.I. Core Equity Fund	768	8,305	(7,537)
Invesco V.I. Government Securities Fund	2	4	(2)
Invesco V.I. High Yield Fund	72	7,626	(7,554)
Invesco V.I. EQV International Equity Fund	1,034	2,927	(1,893)
Invesco V.I. Government Money Market Fund	96,198	373,547	(277,349)
AB VPS Large Cap Growth Portfolio	3,055	880	2,175
Allspring VT Discovery All Cap Growth Fund+	1,789	15,674	(13,885)
Federated Hermes Fund for U.S. Government Securities II	743	5,110	(4,367)
Federated Hermes High Income Bond Fund II	993	6,427	(5,434)
Federated Hermes Government Money Fund II	719	3,873	(3,154)
Federated Hermes Quality Bond Fund II	2,394	8,878	(6,484)
Federated Hermes Managed Volatility Fund II	5,373	48,055	(42,682)
Federated Hermes Kaufmann Fund II	1,012	15,581	(14,569)
Hartford Balanced HLS Fund	41,062	622,742	(581,680)
Hartford Total Return Bond HLS Fund	127,150	626,390	(499,240)
Hartford Capital Appreciation HLS Fund	109,149	169,728	(60,579)
Hartford Dividend and Growth HLS Fund	121,162	698,786	(577,624)
Hartford Disciplined Equity HLS Fund	35,075	522,973	(487,898)
Hartford International Opportunities HLS Fund	78,286	464,218	(385,932)
Hartford MidCap HLS Fund	21,957	249,337	(227,380)
Hartford Ultrashort Bond HLS Fund	206,082	1,154,942	(948,860)
Hartford SmallCap Growth HLS Fund	17,512	61,311	(43,799)
Hartford Stock HLS Fund	64,362	83,633	(19,271)
VY® JPMorgan Emerging Markets Equity Portfolio	52	1,177	(1,125)
Invesco V.I. Health Care Fund	664	558	106
Invesco V.I. Technology Fund	2,771	1,859	912
MFS® Growth Series	2,112	9,340	(7,228)
MFS® High Yield Portfolio	56	5,156	(5,100)
MFS® Income Portfolio	248	2,333	(2,085)
BlackRock S&P 500 Index V.I. Fund	61,023	283,295	(222,272)
Neuberger Berman AMT Short Duration Bond Portfolio	56	218	(162)
Pioneer Fund VCT Portfolio	724	4,523	(3,799)
DWS CROCI® International VIP	69	885	(816)
Pioneer Select Mid Cap Growth VCT Portfolio	267	2,468	(2,201)
VanEck VIP Emerging Markets Bond Fund	2,137	63	2,074
VanEck VIP Global Resources Fund	82	6,792	(6,710)
Allspring VT Index Asset Allocation Fund	645	4,250	(3,605)
Allspring VT International Equity Fund	—	—	—
Allspring VT Small Cap Growth Fund	1,215	5,880	(4,665)
Allspring VT Discovery SMID Cap Growth Fund+	972	601	371
Allspring VT Opportunity Fund	4	2,228	(2,224)
Voya Global High Dividend Low Volatility Portfolio	900	7,530	(6,630)
NVIT Emerging Markets Fund	191	11,821	(11,630)
Neuberger Berman AMT Sustainable Equity Portfolio	83	2,919	(2,836)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	133	3,740	(3,607)
American Century VP Capital Appreciation Fund	—	80	(80)
AB VPS Sustainable International Thematic Portfolio	69	5,069	(5,000)
Invesco V.I. Core Equity Fund	273	4,079	(3,806)
Invesco V.I. Government Securities Fund	13,719	1	13,718
Invesco V.I. High Yield Fund	11,018	366	10,652
Invesco V.I. EQV International Equity Fund	18	2,587	(2,569)
Invesco V.I. Government Money Market Fund	871,062	781,241	89,821
AB VPS Large Cap Growth Portfolio	68	384	(316)
Allspring VT Omega Growth Fund	2,108	12,329	(10,221)
Federated Hermes Fund for U.S. Government Securities II	1,023	948	75
Federated Hermes High Income Bond Fund II	497	7,400	(6,903)
Federated Hermes Government Money Fund II	3,508	5,505	(1,997)
Federated Hermes Quality Bond Fund II	934	6,772	(5,838)
Federated Hermes Managed Volatility Fund II	7,778	46,446	(38,668)
Federated Hermes Kaufmann Fund II	3,077	20,257	(17,180)
Hartford Balanced HLS Fund	60,181	574,774	(514,593)
Hartford Total Return Bond HLS Fund	90,468	779,911	(689,443)
Hartford Capital Appreciation HLS Fund	310,046	640,745	(330,699)
Hartford Dividend and Growth HLS Fund	206,836	716,445	(509,609)
Hartford Disciplined Equity HLS Fund	28,120	433,859	(405,739)
Hartford International Opportunities HLS Fund	76,586	578,244	(501,658)
Hartford MidCap HLS Fund	44,633	205,610	(160,977)
Hartford Ultrashort Bond HLS Fund	427,270	1,302,293	(875,023)
Hartford SmallCap Growth HLS Fund	26,383	66,581	(40,198)
Hartford Stock HLS Fund	27,973	119,575	(91,602)
VY® JPMorgan Emerging Markets Equity Portfolio	11	91	(80)
Invesco V.I. Health Care Fund	383	140	243
Invesco V.I. Technology Fund	457	550	(93)
MFS® Growth Series	197	4,000	(3,803)
MFS® High Yield Portfolio	219	2,231	(2,012)
MFS® Income Portfolio	102	445	(343)
BlackRock S&P 500 Index V.I. Fund	62,095	353,365	(291,270)
Neuberger Berman AMT Short Duration Bond Portfolio	9	3,864	(3,855)
Pioneer Fund VCT Portfolio	119	219	(100)
DWS CROCI® International VIP	700	3,034	(2,334)
Pioneer Select Mid Cap Growth VCT Portfolio	5	86	(81)
VanEck VIP Emerging Markets Bond Fund	12	21	(9)
VanEck VIP Global Resources Fund	2,331	1,777	554
Allspring VT Index Asset Allocation Fund	20	986	(966)
Allspring VT International Equity Fund		123	(123)
Allspring VT Small Cap Growth Fund	76	3,247	(3,171)
Allspring VT Discovery Fund	16	252	(236)
Allspring VT Opportunity Fund	2	365	(363)
Voya Global High Dividend Low Volatility Portfolio	8,785	2,296	6,489
NVIT Emerging Markets Fund	2,276	5,402	(3,126)
Neuberger Berman AMT Sustainable Equity Portfolio	1,417	908	509

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2023	10,558	$51.483218	to	$51.483218	$543,569	0.45%	to	0.45%	1.94%	to	1.94%	15.88%	to	15.88%
2022	10,958	$44.426165	to	$44.426165	$486,816	0.45%	to	0.45%	1.18%	to	1.18%	(17.64)%	to	(17.64)%
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
American Century VP Capital Appreciation Fund
2023	2,031	$72.552776	to	$72.552776	$147,361	0.45%	to	0.45%	—%	to	—%	20.15%	to	20.15%
2022	4,268	$60.386447	to	$60.386447	$257,709	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
AB VPS Sustainable International Thematic Portfolio
2023	10,950	$12.883265	to	$12.883265	$141,076	0.45%	to	0.45%	—%	to	—%	12.13%	to	12.13%
2022	11,825	$11.489717	to	$11.489717	$135,867	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
Invesco V.I. Core Equity Fund
2023	49,695	$29.221774	to	$56.107182	$1,532,101	0.45%	to	1.40%	0.71%	to	0.81%	21.65%	to	22.81%
2022	57,232	$24.021246	to	$45.686282	$1,458,162	0.45%	to	1.40%	0.92%	to	0.93%	(21.65)%	to	(20.90)%
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
Invesco V.I. Government Securities Fund
2023	13,716	$9.273362	to	$9.358998	$128,366	1.35%	to	1.85%	2.07%	to	2.08%	2.70%	to	3.22%
2022♦	13,718	$9.029241	to	$9.067193	$124,380	1.35%	to	1.85%	2.06%	to	2.07%	(9.71)%	to	(9.33)%
Invesco V.I. High Yield Fund
2023	3,098	$9.981352	to	$10.027320	$31,063	1.35%	to	1.60%	—%	to	1.83%	8.43%	to	8.70%
2022♦	10,652	$9.224917	to	$9.224917	$98,260	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. EQV International Equity Fund
2023	14,702	$25.059573	to	$25.059573	$368,446	1.40%	to	1.40%	0.19%	to	0.19%	16.50%	to	16.50%
2022	16,595	$21.509631	to	$21.509631	$356,957	1.40%	to	1.40%	1.67%	to	1.67%	(19.44)%	to	(19.44)%
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
Invesco V.I. Government Money Market Fund
2023	737,572	$9.142068	to	$10.602892	$7,170,257	0.45%	to	1.85%	4.71%	to	4.74%	2.95%	to	4.40%
2022	1,014,921	$8.880265	to	$10.156088	$9,498,860	0.45%	to	1.85%	1.59%	to	1.62%	(0.40)%	to	1.00%
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
AB VPS Large Cap Growth Portfolio
2023	14,164	$130.586121	to	$130.586121	$1,849,723	0.45%	to	0.45%	—%	to	—%	34.52%	to	34.52%
2022	11,989	$97.075303	to	$97.075303	$1,163,803	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
Allspring VT Discovery All Cap Growth Fund+
2023	72,348	$45.054895	to	$45.054895	$3,259,632	1.40%	to	1.40%	—%	to	—%	31.32%	to	31.32%
2022	86,233	$34.309470	to	$34.309470	$2,958,618	1.40%	to	1.40%	—%	to	—%	(38.07)%	to	(38.07)%
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
Federated Hermes Fund for U.S. Government Securities II
2023	16,978	$14.569149	to	$21.173796	$259,966	0.45%	to	1.40%	2.58%	to	2.66%	2.74%	to	3.72%
2022	21,345	$14.180426	to	$20.414032	$320,431	0.45%	to	1.40%	1.89%	to	1.96%	(13.76)%	to	(12.94)%
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
Federated Hermes High Income Bond Fund II
2023	42,980	$26.809055	to	$43.314361	$1,234,264	0.45%	to	1.40%	5.78%	to	6.11%	11.15%	to	12.21%
2022	48,414	$24.120085	to	$38.601638	$1,268,593	0.45%	to	1.40%	5.81%	to	6.36%	(13.01)%	to	(12.18)%
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
Federated Hermes Government Money Fund II
2023	50,185	$7.471742	to	$11.115115	$548,326	1.20%	to	1.40%	4.42%	to	4.56%	3.08%	to	3.28%
2022	53,339	$7.248795	to	$10.761903	$563,892	1.20%	to	1.40%	1.14%	to	1.16%	(0.25)%	to	(0.05)%
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
Federated Hermes Quality Bond Fund II
2023	45,663	$18.837856	to	$19.745800	$882,016	1.20%	to	1.40%	2.61%	to	2.67%	4.66%	to	4.87%
2022	52,147	$17.998850	to	$18.828676	$961,806	1.20%	to	1.40%	2.59%	to	2.73%	(10.54)%	to	(10.36)%
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
Federated Hermes Managed Volatility Fund II
2023	450,242	$18.204810	to	$35.417474	$8,531,164	0.45%	to	1.40%	1.86%	to	1.92%	7.17%	to	8.19%
2022	492,924	$16.986573	to	$32.735088	$8,688,506	0.45%	to	1.40%	1.88%	to	1.91%	(14.95)%	to	(14.14)%
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
Federated Hermes Kaufmann Fund II
2023	169,793	$31.722191	to	$32.622669	$5,485,148	1.20%	to	1.40%	—%	to	—%	13.63%	to	13.86%
2022	184,362	$27.916741	to	$28.651888	$5,230,946	1.20%	to	1.40%	—%	to	—%	(31.06)%	to	(30.93)%
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
Hartford Balanced HLS Fund
2023	4,164,333	$26.838561	to	$33.900115	$43,259,430	1.25%	to	1.85%	1.77%	to	1.83%	12.67%	to	13.35%
2022	4,746,013	$23.819508	to	$29.906792	$43,565,976	1.25%	to	1.85%	1.74%	to	1.78%	(15.01)%	to	(14.50)%
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%

Hartford Total Return Bond HLS Fund
2023	4,250,134	$16.784125	to	$19.373164	$17,375,771	1.25%	to	1.85%	3.33%	to	3.52%	5.01%	to	5.64%
2022	4,749,374	$15.983654	to	$18.338821	$18,586,267	1.25%	to	1.85%	2.92%	to	2.95%	(15.79)%	to	(15.28)%
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
Hartford Capital Appreciation HLS Fund
2023	2,052,375	$5.937533	to	$6.731915	$13,439,084	1.25%	to	1.85%	0.83%	to	0.88%	17.80%	to	18.51%
2022	2,112,954	$5.040284	to	$5.680466	$11,680,590	1.25%	to	1.85%	0.74%	to	0.93%	(16.85)%	to	(16.35)%
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
Hartford Dividend and Growth HLS Fund
2023	5,292,462	$4.783151	to	$13.547173	$29,132,998	1.25%	to	1.85%	1.32%	to	1.60%	12.08%	to	12.76%
2022	5,870,086	$4.267473	to	$12.014369	$28,611,094	1.25%	to	1.85%	1.62%	to	1.68%	(10.60)%	to	(10.07)%
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
Hartford Disciplined Equity HLS Fund
2023	3,527,007	$26.245561	to	$47.549032	$309,331,968	1.25%	to	1.85%	0.81%	to	0.88%	19.02%	to	19.74%
2022	4,014,905	$22.050604	to	$39.710276	$292,409,111	1.25%	to	1.85%	1.02%	to	1.04%	(20.45)%	to	(19.97)%
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
Hartford International Opportunities HLS Fund
2023	4,190,531	$3.345318	to	$3.793032	$15,441,485	1.25%	to	1.85%	1.18%	to	1.18%	9.67%	to	10.33%
2022	4,576,463	$3.050405	to	$3.437955	$15,299,124	1.25%	to	1.85%	1.61%	to	1.63%	(19.65)%	to	(19.16)%
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
Hartford MidCap HLS Fund
2023	1,917,879	$10.816801	to	$11.038830	$21,069,135	1.25%	to	1.85%	0.04%	to	0.04%	12.77%	to	13.45%
2022	2,145,259	$9.591989	to	$9.730337	$20,801,431	1.25%	to	1.85%	0.88%	to	0.90%	(25.69)%	to	(25.24)%
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2023	6,988,337	$9.664059	to	$10.759440	$13,343,398	0.45%	to	1.85%	1.24%	to	1.31%	3.26%	to	4.71%
2022	7,937,197	$9.359330	to	$10.275332	$14,715,455	0.45%	to	1.85%	0.18%	to	0.22%	(2.00)%	to	(0.62)%
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
Hartford SmallCap Growth HLS Fund
2023	370,058	$40.263535	to	$61.845844	$32,307,482	1.25%	to	1.85%	—%	to	—%	16.26%	to	16.95%
2022	413,857	$34.633743	to	$52.880279	$30,725,186	1.25%	to	1.85%	—%	to	—%	(29.77)%	to	(29.35)%
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
Hartford Stock HLS Fund
2023	942,759	$5.137128	to	$34.668048	$4,760,058	1.35%	to	1.85%	1.34%	to	1.38%	5.74%	to	6.27%
2022	962,030	$4.833898	to	$32.785185	$4,561,511	1.35%	to	1.85%	1.64%	to	1.74%	(6.88)%	to	(6.41)%
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
VY® JPMorgan Emerging Markets Equity Portfolio
2023	2,358	$24.455130	to	$24.455130	$57,655	0.45%	to	0.45%	1.85%	to	1.85%	6.33%	to	6.33%
2022	3,483	$22.999309	to	$22.999309	$80,104	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
Invesco V.I. Health Care Fund
2023	8,273	$72.870547	to	$72.870547	$602,874	0.45%	to	0.45%	—%	to	—%	2.56%	to	2.56%
2022	8,167	$71.051928	to	$71.051928	$580,249	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
Invesco V.I. Technology Fund
2023	18,617	$60.062143	to	$60.062143	$1,118,210	0.45%	to	0.45%	—%	to	—%	46.28%	to	46.28%
2022	17,705	$41.058822	to	$41.058822	$726,931	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
MFS® Growth Series
2023	45,875	$55.646575	to	$116.436204	$3,404,802	0.45%	to	1.40%	—%	to	—%	33.98%	to	35.25%
2022	53,103	$41.534570	to	$86.087242	$2,880,323	0.45%	to	1.40%	—%	to	—%	(32.59)%	to	(31.94)%
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
MFS® High Yield Portfolio
2023	23,109	$13.282938	to	$14.677683	$311,513	0.45%	to	1.40%	5.84%	to	6.38%	10.85%	to	11.90%
2022	28,209	$11.983241	to	$13.116380	$344,724	0.45%	to	1.40%	5.52%	to	5.62%	(11.76)%	to	(10.92)%
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
MFS® Income Portfolio
2023	13,804	$12.823904	to	$12.823904	$177,029	0.45%	to	0.45%	3.86%	to	3.86%	7.11%	to	7.11%
2022	15,889	$11.972731	to	$11.972731	$190,233	0.45%	to	0.45%	3.48%	to	3.48%	(14.09)%	to	(14.09)%
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
BlackRock S&P 500 Index V.I. Fund
2023	2,598,550	$16.673925	to	$18.112734	$44,736,622	0.45%	to	1.85%	1.30%	to	1.44%	23.91%	to	25.65%
2022	2,820,822	$13.456634	to	$14.414790	$38,969,535	0.45%	to	1.85%	1.30%	to	1.39%	(19.73)%	to	(18.60)%
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
Neuberger Berman AMT Short Duration Bond Portfolio
2023	1,884	$17.028799	to	$17.028799	$32,082	0.45%	to	0.45%	4.47%	to	4.47%	5.43%	to	5.43%
2022	2,046	$16.152487	to	$16.152487	$33,051	0.45%	to	0.45%	1.99%	to	1.99%	(5.61)%	to	(5.61)%
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
Pioneer Fund VCT Portfolio
2023	21,942	$52.203969	to	$52.203969	$1,145,465	0.45%	to	0.45%	0.87%	to	0.87%	28.35%	to	28.35%
2022	25,741	$40.672871	to	$40.672871	$1,046,977	0.45%	to	0.45%	0.66%	to	0.66%	(19.86)%	to	(19.86)%
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%

DWS CROCI® International VIP
2023	13,033	$20.885800	to	$20.885800	$272,222	1.40%	to	1.40%	3.33%	to	3.33%	17.29%	to	17.29%
2022	13,849	$17.806457	to	$17.806457	$246,599	1.40%	to	1.40%	3.32%	to	3.32%	(14.39)%	to	(14.39)%
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
Pioneer Select Mid Cap Growth VCT Portfolio
2023	24,453	$72.929945	to	$72.929945	$1,783,365	0.45%	to	0.45%	—%	to	—%	18.24%	to	18.24%
2022	26,654	$61.680917	to	$61.680917	$1,644,054	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
VanEck VIP Emerging Markets Bond Fund
2023	2,825	$24.487841	to	$24.487841	$69,177	0.45%	to	0.45%	2.13%	to	2.13%	10.90%	to	10.90%
2022	751	$22.080817	to	$22.080817	$16,581	0.45%	to	0.45%	4.51%	to	4.51%	(7.35)%	to	(7.35)%
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
VanEck VIP Global Resources Fund
2023	5,085	$32.952528	to	$32.952528	$167,576	0.45%	to	0.45%	2.63%	to	2.63%	(4.02)%	to	(4.02)%
2022	11,795	$34.331651	to	$34.331651	$404,966	0.45%	to	0.45%	1.71%	to	1.71%	7.91%	to	7.91%
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
Allspring VT Index Asset Allocation Fund
2023	47,850	$30.548071	to	$30.548071	$1,461,726	1.40%	to	1.40%	0.97%	to	0.97%	15.08%	to	15.08%
2022	51,455	$26.545272	to	$26.545272	$1,365,882	1.40%	to	1.40%	0.63%	to	0.63%	(18.18)%	to	(18.18)%
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
Allspring VT International Equity Fund
2023	564	$16.203698	to	$16.203698	$9,142	1.40%	to	1.40%	1.45%	to	1.45%	13.95%	to	13.95%
2022	564	$14.219521	to	$14.219521	$8,025	1.40%	to	1.40%	3.60%	to	3.60%	(13.11)%	to	(13.11)%
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
Allspring VT Small Cap Growth Fund
2023	22,354	$46.654691	to	$46.654691	$1,042,904	1.40%	to	1.40%	—%	to	—%	2.66%	to	2.66%
2022	27,019	$45.446207	to	$45.446207	$1,227,913	1.40%	to	1.40%	—%	to	—%	(35.34)%	to	(35.34)%
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
Allspring VT Discovery SMID Cap Growth Fund+
2023	5,943	$96.824038	to	$96.824038	$575,500	0.45%	to	0.45%	—%	to	—%	19.60%	to	19.60%
2022	5,572	$80.955166	to	$80.955166	$451,093	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
Allspring VT Opportunity Fund
2023	1,743	$35.324478	to	$35.324478	$61,566	1.40%	to	1.40%	—%	to	—%	24.74%	to	24.74%
2022	3,967	$28.318003	to	$28.318003	$112,343	1.40%	to	1.40%	—%	to	—%	(21.91)%	to	(21.91)%
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
Voya Global High Dividend Low Volatility Portfolio
2023	21,042	$15.580049	to	$15.580049	$327,824	0.45%	to	0.45%	2.61%	to	2.61%	5.95%	to	5.95%
2022	27,672	$14.705024	to	$14.705024	$406,921	0.45%	to	0.45%	2.56%	to	2.56%	(5.54)%	to	(5.54)%
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
NVIT Emerging Markets Fund
2023	6,263	$10.955175	to	$10.955175	$68,612	0.45%	to	0.45%	1.34%	to	1.34%	3.34%	to	3.34%
2022	17,893	$10.601428	to	$10.601428	$189,687	0.45%	to	0.45%	0.16%	to	0.16%	(25.33)%	to	(25.33)%
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
Neuberger Berman AMT Sustainable Equity Portfolio
2023	37,047	$16.930718	to	$16.930718	$627,241	0.45%	to	0.45%	0.34%	to	0.34%	26.33%	to	26.33%
2022	39,883	$13.402083	to	$13.402083	$534,506	0.45%	to	0.45%	0.45%	to	0.45%	(18.82)%	to	(18.82)%
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 19, 2024, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

INDEPENDENT AUDITOR'S REPORT
The Board of Directors of
Union Security Insurance Company
Topeka, Kansas

Opinions

We have audited the statutory basis financial statements of Union Security Insurance Company (the
“Company”), which comprise the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December
31, 2023, and the related notes to the statutory basis financial statements (collectively referred to as the
“statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended
December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Kansas
Insurance Department, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on
Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December
31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditor’s
Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas
Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of
America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance
Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 21, 2024

Union Security Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

	December 31,
	2023	2022
	($ in 000s)
Cash and invested assets
Bonds and notes	$593,296	$689,808
Preferred stocks - unaffiliated	27,100	28,466
Mortgage loans	81,949	36,721
Contract loans	3,869	4,518
Derivatives	—	23
Other invested assets	28,838	16,951
Cash, cash equivalents and short-term investments	11,362	63,027
Total cash and invested assets	746,414	839,514
Premiums deferred and uncollected	390	434
Accrued investment income	7,959	9,158
Federal income taxes recoverable	363	—
Amounts due from reinsurers	2,613	1,835
Receivables from affiliates	11,627	37
Net deferred tax asset	4,081	4,254
Other assets	1,425	2,763
Separate account assets	1,821,543	1,680,236
Total admitted assets	$2,596,415	$2,538,231
Liabilities
Policy reserves
Life insurance and annuity contracts	$556,220	$593,180
Accident and health contracts	3,626	3,716
Liability for deposit-type contracts	16,227	16,986
Policy and contract claims	10,622	16,237
Interest maintenance reserve	19,355	19,598
Asset valuation reserve	7,296	4,357
Reinsurance payable	5,635	5,319
Amount held for others	6,175	5,415
Payable to affiliates	273	24,520
Commissions, expenses, taxes, licenses, and fees accrued	2,805	2,194
Federal income taxes payable	—	5,297
Other liabilities	1,842	15,578
Separate account liabilities	1,821,543	1,680,236
Total liabilities	2,451,619	2,392,633
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	17,216	22,329
Unassigned surplus	42,694	38,383
Total capital and surplus	144,796	145,598
Total liabilities and capital and surplus	$2,596,415	$2,538,231

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31,
	2023	2022	2021
	($ in 000s)
Income
Premiums and other considerations
Life and annuity contracts	$1,942	$2,141	$3,166
Accident and health contracts	219	275	939
Net investment income	41,172	49,567	54,696
Commission and fee income	19,885	18,613	24,329
Other income	1,263	2,331	2,365
Total income	64,481	72,927	85,495
Benefits and expenses
Death and annuity benefits	54,891	64,417	70,725
Disability and accident and health benefits	765	283	1,404
Interest on deposit-type contracts	1,802	1,826	2,286
Other benefits to policyholders and beneficiaries	940	650	2,507
Surrender benefits	3,238	3,406	2,396
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(37,049)	(46,325)	(53,599)
General insurance expenses	9,120	16,707	8,864
Insurance taxes, licenses, fees, and commissions	14,111	14,048	15,592
Total benefits and expenses	47,818	55,012	50,175
Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses)	16,663	17,915	35,320
Dividends to policyholders	531	601	617
Income before federal income tax expense and net realized capital gains (losses)	16,132	17,314	34,703
Federal income tax expense	1,845	3,754	4,503
Income before net realized capital gains (losses)	14,287	13,560	30,200
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (2023 - $795; 2022 - $8,388; 2021 - $3,809) excluding taxes transferred to (from) IMR (2023 - ($267); 2022 - $1,002; 2021 - ($4,085))	(9,018)	(9,341)	54,684
Net income	$5,269	$4,219	$84,884

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus

	Years Ended December 31,
	2023	2022	2021
	($ in 000s)
Capital and surplus at beginning of year Additions (deductions)	$145,598	$205,557	$127,913
Net income	5,269	4,219	84,884
Change in unrealized capital gains (losses), net of tax (2023 - $2,213; 2022 - ($1,138); 2021 - $317)	8,320	(4,280)	1,189
Change in nonadmitted assets	(2,231)	(11,850)	15,670
Change in net deferred income tax	3,892	12,194	(20,976)
Change in asset valuation reserve	(2,939)	2,506	3,647
Dividends to stockholder	(8,000)	(60,000)	—
Extinguishment or reclassification of balances with former parent	—	—	93
Amortization of gain on sale	(4,092)	(1,101)	(4,614)
Amortization of gain on reinsurance (see Note 7)	(1,021)	(1,647)	(2,249)
Net additions (deductions)	(802)	(59,959)	77,644
Capital and surplus at end of year	$144,796	$145,598	$205,557

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,
	2023	2022	2021
	($ in 000s)
Cash from operating activities
Premiums and other considerations	$1,517	$2,990	$4,179
Net investment income received	42,682	50,205	49,785
Other income	15,105	18,846	23,419
Policy and contract benefits and dividends paid	(67,575)	(68,392)	(78,471)
Operating expenses paid	(23,366)	(32,494)	(22,308)
Federal income taxes paid	(8,300)	(10,300)	(5,778)
Net cash used in operating activities	(39,937)	(39,145)	(29,174)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	100,020	125,851	194,450
Stocks	1,811	2,000	28,155
Mortgage loans	722	10,487	4,933
Other invested assets	2,949	2,017	74,362
Miscellaneous proceeds (expenses)	(5)	15,616	—
Total investment proceeds	105,497	155,971	301,900
Cost of investments acquired
Bonds and notes	10,000	37,406	274,539
Mortgage loans	45,950	34,050	4,755
Other invested assets	13,696	8,700	—
Miscellaneous applications	27,793	—	969
Total investments acquired	97,439	80,156	280,263
Net increase in contract loans	(650)	(406)	(343)
Net cash provided by investing activities	8,708	76,221	21,980
Cash from financing and miscellaneous activities
Borrowed (repaid) funds	(20,777)	20,307	—
Dividends to stockholder	—	(1,078)	—
Other	341	(3,751)	(3,308)
Net cash provided (used) in financing and miscellaneous activities	(20,436)	15,478	(3,308)
Net change in cash and cash equivalents	(51,665)	52,554	(10,502)
Cash and cash equivalents at the beginning of year	63,027	10,473	20,975
Cash and cash equivalents at the end of year	$11,362	$63,027	$10,473
Supplemental disclosure of non-cash items:
Non-cash transfer of bonds as a dividend to stockholder	$8,000	$29,517	$—
Non-cash transfer of mortgage loans as a dividend to stockholder	—	29,405	—
Non-cash exchanges of bonds and notes	—	4,466	11,561

See the accompanying Notes to Financial Statements

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 1: Nature of Business

Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Kansas and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products as well as traditional life insurance and annuities. The majority of the Company’s 2023 life insurance premiums were generated in California, Texas, Pennsylvania, Illinois, Florida, and New Jersey. The majority of the Company’s 2023 annuity deposits were generated in California, Arkansas, Minnesota, Pennsylvania, Missouri, and Illinois.

The Company was acquired by CMFG Life in 2021.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance.
•In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
•In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”).
•In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include surplus notes carried at amortized cost and a limited partnership.

The limited partnership represents an interest in an affiliate, which invests in unaffiliated limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investment in the limited partnership is carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, the underlying limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2023 and 2022, the Company had no NAIC 5GI bonds and notes.

Derivatives

The Company used an interest rate swap to manage its exposure to inflation risk. The swap was recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Annually, the Company exchanged cash with a third party based on an established index. The cash exchanged was calculated by comparing the consumer price index to an agreed notional principal amount. The swap was effective August 1, 2003 and limited the Company’s exposure to inflation risk to a maximum of 5% associated with the pre-funded funeral insurance business that was tied to the Consumer Price Index. The swap had a notional amount of $81,017 and fair value of $23 as of December 31, 2022. The swap matured August 1, 2023.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death.

Returns of premium beyond the date of death are calculated using standard industry formulas.

Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution.

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus and is included in other assets on the Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Recently Adopted Accounting Standard Updates

The NAIC adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”), which is an interpretation that prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 Asset Valuation Reserve and Interest Maintenance Reserve. Under the INT 23-01, reporting entities are allowed to admit negative IMR if certain criteria are met. The adoption of this guidance had no impact on the Company, as USIC did not report any negative IMR at December 31, 2023.

Accounting Standards Updates Pending Adoption

During 2023, the NAIC issued updates to SSAPs related to its bond definition project that clarifies the definition of bond investments. The new principles-based bond definition is applied to securities to determine whether they should be classified as long-term bonds or equity securities for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported on a separate reporting schedule in the Annual Statement. The new guidance will be effective on January 1, 2025. The Company’s implementation project is in progress, and the impact on the statutory basis financial statements is still being assessed.

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2023 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,024	$3	$(149)	$878
States, territories and possessions	2,410	—	(137)	2,273
Political subdivisions of states,
territories and possessions	35,941	427	(9,251)	27,117
Industrial and miscellaneous	405,303	42,490	(16,935)	430,858
Residential mortgage-backed securities	28,979	92	(5,751)	23,320
Commercial mortgage-backed securities	55,072	138	(9,274)	45,936
Other structured securities	64,567	260	(3,248)	61,579

Total bonds and notes	$593,296	$43,410	$(44,745)	$591,961

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,532	$5	$(167)	$1,370
States, territories and possessions	2,412	—	(241)	2,171
Political subdivisions of states,
territories and possessions	36,114	224	(10,855)	25,483
Industrial and miscellaneous	496,465	38,061	(25,253)	509,273
Residential mortgage-backed securities	31,061	94	(5,758)	25,397
Commercial mortgage-backed securities	55,652	131	(10,051)	45,732
Other structured securities	66,572	676	(5,964)	61,284

Total bonds and notes	$689,808	$39,191	$(58,289)	$670,710

The statement value and fair value of bonds and notes at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$461	$461
Due after one year through five years	43,584	45,602
Due after five years through ten years	102,827	102,586
Due after ten years	297,806	312,477
Residential mortgage-backed securities	28,979	23,320
Commercial mortgage-backed securities	55,072	45,936
Other structured securities	64,567	61,579
Total bonds and notes	$593,296	$591,961

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $3,890 and $3,807 and a fair value of $3,983 and $3,863 as of December 31, 2023 and 2022, respectively.

Preferred Stocks – Unaffiliated

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2023	$27,100	$58	$—	$27,158
December 31, 2022	28,466	137	—	28,603

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2023, the commercial mortgage loan portfolio had an average remaining life of 7.8 years, with all principal due prior to 2044. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 9.4% of the aggregate mortgage loan portfolio balance.

The following table provides the current amounts of the mortgage loan portfolio at December 31:

	2023	2022
Current	$81,949	$36,721
Total carrying value	$81,949	$36,721

There were no past due amounts or impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2023 and 2022.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio based on current principal amounts at December 31:

	2023	2022
California	26.5%	13.6%
Colorado	14.0	16.3
Arizona	10.6	12.7
Ohio	10.4	23.1
Pennsylvania	9.4	*
Maryland	7.9	*
Missouri	6.3	*
Georgia	5.7	13.3
New Hampshire	*	8.1
Oregon	*	6.9
Illinois	*	5.4

The types of properties collateralizing the commercial mortgage loans based on current principal amounts at December 31 are as follows:

	2023	2022
Industrial	49.3%	50.9%
Apartment	24.0	36.4
Retail	18.6	5.7
Office	8.1	6.9

Total	100.0%	100.0%

The Company had no commitments as of December 31, 2023 or 2022 to lend additional funds to mortgagors whose existing mortgage terms had been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2023 or 2022.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2023 and 2022, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31:

	2023		2022
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$81,949	2.43	$36,721	1.89

Total	$81,949	2.43	$36,721	1.89

Limited Partnerships

The Company owns a portion of MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company‘s investment was $20,565 and $8,317 at December 31, 2023 and December 31, 2022, respectively. The Company funded commitments of $12,617 and $8,698 in 2023 and 2022, respectively. MCA Fund VI LP terminates on January 1, 2037, unless extended.

The financial statements of MCA Fund VI LP were not audited at December 31, 2023 or 2022, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The Company’s maximum exposure to loss associated with MCA Fund VI LP is $84,607 and $64,264 at December 31, 2023 and 2022, respectively, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2023 and 2022.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2023	2022

Short-term investment - U.S. government securities	$—	$14,679
Money market mutual funds	8,633	32,433
Cash	2,729	15,915

Total cash, cash equivalents and short-term investments	$11,362	$63,027

Accrued Investment Income

Sources of accrued investment income as of December 31 are shown in the table below.

	2023	2022

Bonds and notes	$7,355	$8,701
Mortgage loans	343	84
Preferred stocks - unaffiliated	151	138
Contract loans	74	88
Cash and cash equivalents	36	147

Total accrued investment income	$7,959	$9,158

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2023 or 2022 on this basis.

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2023	2022	2021

Bonds and notes	$36,038	$41,793	$44,726
Preferred stocks - unaffiliated	1,653	1,709	2,867
Mortgage loans	2,652	2,467	2,083
Contract loans	214	257	293
Derivatives	—	3,237	—
Other invested assets	552	602	5,482
Cash and cash equivalents	599	442	2
Other	578	27	138

Gross investment income	42,286	50,534	55,591
Less investment expenses	1,114	967	895

Net investment income	$41,172	$49,567	$54,696

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $427 and $1,082 for the years ended 2022, and 2021, respectively. There was no net investment income recognized as a result of prepayment penalties or acceleration fees for the year ended December 31, 2023.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2023	2022	2021

Bonds and notes:
Gross gains from sales	$1,104	$5,420	$13,536
Gross losses from sales	(260)	(8,911)	(453)
Other	799	—	2,810
Common stocks - unaffiliated:
Gross gains from sales	—	—	669
Preferred stocks - unaffiliated:
Gross gains from sales	—	—	2,153
Gross losses from sales	(361)	—	(140)
Other	—	(27)	2,110
Mortgage loans:
Gross losses from sales	—	(1,253)	—
Limited partnerships:
Gross gains from distributions	205
Other invested assets:
Gross gain from sales	—	49	53,177
Derivative financial instruments	(8,705)	—	—

Net realized capital gains (losses) before taxes and transfer to IMR	(7,218)	(4,722)	73,862
Tax on net realized capital gains (losses)	(527)	(9,390)	276
Transfer to IMR	(1,273)	4,771	(19,454)

Net realized capital gains (losses)	$(9,018)	$(9,341)	$54,684

Proceeds from the sale of bonds and notes were $21,209, $105,763, and $65,623 in 2023, 2022, and 2021, respectively. Proceeds from the sale of stocks were $1,811 and $19,009 in 2023 and 2021, respectively. There were no proceeds from the sale of stocks in 2022.

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital loss.

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2023. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2023, 2022, and 2021 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The Company recognized no credit related OTTI on loan-backed securities in 2023

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$—	$—	$822	$(149)	$822	$(149)
States, territories and possessions	—	—	2,273	(137)	2,273	(137)
Political subdivisions of states,
territories and possessions	—	—	23,896	(9,251)	23,896	(9,251)
Industrial and miscellaneous	5,040	(27)	111,399	(16,908)	116,439	(16,935)
Residential mortgage-backed
securities	—	—	22,517	(5,751)	22,517	(5,751)
Commercial mortgage-backed
securities	—	—	43,951	(9,274)	43,951	(9,274)
Other structured securities	4,899	(76)	51,659	(3,172)	56,558	(3,248)

Total temporarily
impaired securities	$9,939	$(103)	$256,517	$(44,642)	$266,456	$(44,745)

At December 31, 2023, the Company owned 238 bonds and notes with a fair value of $266,456 in an unrealized investment loss position. There were 225 bonds and notes with a fair value of $256,517 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 14.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2023 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $256,111 or 96.1% of the total fair value of all bonds and notes with unrealized losses at December 31, 2023. Total unrealized losses on investment grade bonds and notes were $43,546 at December 31, 2023.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$—	$—	$809	$(167)	$809	$(167)
States, territories and
possessions	—	—	2,171	(241)	2,171	(241)
Political subdivisions of states,
territories and possessions	3,546	(1,064)	18,916	(9,791)	22,462	(10,855)
Industrial and miscellaneous	28,564	(2,813)	140,381	(22,440)	168,945	(25,253)
Residential mortgage-backed
securities	—	—	24,446	(5,758)	24,446	(5,758)
Commercial mortgage-backed
securities	3,948	(874)	39,868	(9,177)	43,816	(10,051)
Other structured securities	9,547	(1,146)	45,974	(4,818)	55,521	(5,964)
Total temporarily
impaired securities	$45,605	$(5,897)	$272,565	$(52,392)	$318,170	$(58,289)
At December 31, 2022, the Company owned 314 bonds and notes with a fair value of $318,170 in an unrealized investment loss position. There were 282 bonds and notes with a fair value of $272,565 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2022 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $301,529 or 94.8% of the total fair value of all bonds and notes with unrealized losses at December 31, 2022. Total unrealized losses on investment grade bonds and notes were $56,219 at December 31, 2022.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Restricted Assets

As of December 31, 2023 and 2022, the Company has securities that were restricted or on deposit with government authorities as required by law to satisfy regulatory requirements or with trustees as required by reinsurance agreements.

Restricted assets by category as of December 31 are as follows:

	2023			2022
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and
other regulatory bodies	$3,205	0.1%	0.1%	$3,085	0.1%	0.1%
Pledged as collateral not
captured in other categories	302,142	11.6%	11.6%	300,238	11.8%	11.8%
Total restricted assets	$305,347	11.7%	11.6%	$303,323	11.9%	11.9%

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2023 and 2022.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2023.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$26,302	$—	$26,302
Cash equivalents	8,633	—	—	8,633
Separate account assets	1,775,541	45,631	—	1,821,172
Total assets	$1,784,174	$71,933	$—	$1,856,107

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$23,506	$—	$23,506
Cash equivalents	32,433	—	—	32,433
Derivatives	—	23	—	23
Separate account assets	1,622,216	57,583	—	1,679,799
Total assets	$1,654,649	$81,112	$—	$1,735,761

The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2023 and 2022.

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2023:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$593,296	$591,961	$—	$587,978	$3,983
Preferred stocks - unaffiliated	27,100	27,158	—	27,158	—
Mortgage loans	81,949	79,793	—	—	79,793
Cash equivalents and short-term
investments	8,633	8,633	8,633	—	—
Other invested assets	8,257	9,040	—	9,040	—
Contract loans	3,869	4,506	—	—	4,506
Separate account assets	1,821,543	1,821,172	1,775,541	45,631	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,227	13,910	—	13,910	—
Annuity contracts	16,108	13,809	—	13,809	—
Separate account liabilities	1,821,543	1,821,172	1,775,541	45,631	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2022.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$689,808	$670,710	$—	$666,847	$3,863
Preferred stocks - unaffiliated	28,466	28,603	—	28,603	—
Mortgage loans	36,721	34,327	—	—	34,327
Cash equivalents and
short-term investments	47,112	47,112	32,433	14,679	—
Other invested assets	8,606	9,270	—	9,270	—
Derivatives	23	23	—	23	—
Contract loans	4,518	5,150	—	—	5,150
Separate account assets	1,680,236	1,679,799	1,622,216	57,583	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,986	15,174	—	15,174	—
Annuity contracts	16,378	14,631	—	14,631	—
Separate account liabilities	1,680,236	1,679,799	1,622,216	57,583	—

The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of December 31.

Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of swaps. Valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Note 5: Income Tax

The Company files a stand-alone U.S. federal income tax return as it is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

For the period January 1, 2021 to July 31, 2021, the Company was included in the U.S. federal income tax return filed by Assurant. Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Assurant Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2023	2022	2021

Federal income tax expense on operations	$1,845	$3,754	$4,503
Federal income tax expense (benefit) on
net realized capital gains (losses)	795	8,388	3,809

Federal income tax expense	$2,640	$12,142	$8,312

The 2023 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2023	2022	Change

Adjusted gross deferred tax assets	$18,622	$16,638	$1,984
Total deferred tax liabilities	(862)	(557)	(305)

Net deferred tax asset (excluding nonadmitted)	$17,760	$16,081	$1,679

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			2,213

Change in net deferred income tax			$3,892

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$16,638	$5,880	$10,758
Total deferred tax liabilities	(557)	(3,131)	2,574

Net deferred tax asset (excluding nonadmitted)	16,081	2,749	13,332

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(1,138)

Change in net deferred income tax			$12,194

The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$5,880	$30,913	$(25,033)
Total deferred tax liabilities	(3,131)	(6,871)	3,740

Net deferred tax asset (excluding nonadmitted)	2,749	24,042	(21,293)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			317

Change in net deferred income tax			$(20,976)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31, 2023, 2022, and 2021 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2023	2022	2021

Tax expense computed at federal corporate rate	$2,616	$2,644	$22,799
Dividends received deductions	(866)	(748)	(1,579)
Foreign tax credit	(138)	(103)	(161)
Income tax benefit related to prior years	(690)	(745)	(2,923)
Nonadmitted assets	(80)	(5)	78
Interest maintenance reserve amortization	(262)	(485)	(493)
Amortization of deferred gain on reinsurance	(1,817)	(578)	(1,441)
Change in deferred income tax due to purchase accounting	—	—	13,031
Tax exempt investment income	(17)	(34)	(37)
Other	2	2	14

Total statutory income taxes	$(1,252)	$(52)	$29,288

Federal income tax expense	$2,640	$12,142	$8,312
Change in net deferred income tax	(3,892)	(12,194)	20,976

Total statutory income taxes	$(1,252)	$(52)	$29,288

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$11,043	$7,579	$18,622	$9,123	$7,515	$16,638	$1,920	$64	$1,984
Statutory
valuation
allowance
adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax
assets	11,043	7,579	18,622	9,123	7,515	16,638	1,920	64	1,984
Deferred tax
assets
nonadmitted	6,100	7,579	13,679	4,312	7,515	11,827	1,788	64	1,852
Admitted deferred
tax assets	4,943	—	4,943	4,811	—	4,811	132	—	132
Deferred tax
liabilities	(352)	(510)	(862)	(437)	(120)	(557)	85	(390)	(305)
Net admitted
deferred tax
assets	$4,591	$(510)	$4,081	$4,374	$(120)	$4,254	$217	$(390)	$(173)

The nonadmitted deferred tax asset increased $1,852 in 2023 and $11,827 in 2022. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at
December 31 are as follows:

	2023	2022	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$6,256	$4,359	$1,897
Life and accident and health reserves	4,300	4,429	(129)
Policyholder dividends accrual	137	137	—
Other	350	198	152
Subtotal ordinary deferred tax assets	11,043	9,123	1,920
Nonadmitted ordinary deferred tax assets	6,100	4,312	1,788
Admitted ordinary deferred tax assets	4,943	4,811	132
Capital deferred tax assets:
Investments	7,579	7,515	64
Nonadmitted capital deferred tax assets	7,579	7,515	64
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	4,943	4,811	132
Ordinary deferred tax liabilities:
Investments	(33)	(30)	(3)
Deferred and uncollected premium	(82)	(91)	9
Unrealized gains	—	(5)	5
Guaranty fund liabilities	(222)	(311)	89
Other	(15)	—	(15)
Total ordinary deferred tax liabilities	(352)	(437)	85
Capital deferred tax liabilities:
Unrealized gains	(510)	(120)	(390)
Subtotal capital deferred tax liabilities	(510)	(120)	(390)
Total deferred tax liabilities	(862)	(557)	(305)
Net admitted deferred tax asset	$4,081	$4,254	$(173)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,081	—	4,081	4,253	—	4,253	(172)	—	(172)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,081	—	4,081	4,253	—	4,253	(172)	—	(172)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	—	—	21,107	—	—	21,202	—	—	(95)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	862	—	862	558	—	558	304	—	304
Admitted deferred tax asset	$4,943	$—	$4,943	$4,811	$—	$4,811	$132	$—	$132

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	824%	776%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$140,716	$141,345

The impact of tax planning strategies as of December 31, 2023 is shown in the following table:

	December 31, 2023
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$11,043	$7,579
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	—%	—%
Net admitted adjusted gross DTAs	4,943	—
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	8.3%	—%

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2022.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact was included in the change in net deferred income tax and in the Reconciliation to U.S. Tax Rate (included above within in Note 5, Income Tax) for the year ended December 31, 2021. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact was reported as an increase to unassigned surplus for the year ended December 31, 2021.

As of December 31, 2023 and 2022, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2023, 2022, and 2021 of $303, $7,529, and $4,250, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

There were no tax contingencies as of December 31, 2023 or 2022.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. The Company had no changes in interest and penalties during the years ended December 31, 2023 and 2022. During the year ended 2021, the Company recognized an increase of $212 in interest and penalties. The Company did not accrue any interest or penalties at December 31, 2023 and 2022, respectively.

The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is open to income tax examinations for the years ended after August 1, 2021. For the major jurisdictions where it operates, years ended prior to August 1, 2021 may remain open. Any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the former owner, Assurant, Inc.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT). The CAMT is effective for tax years beginning after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation for the 2023 tax year.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses to the Company of $9,187, $14,866, and $4,480 in 2023, 2022, and 2021, respectively. Additionally, the Company was reimbursed $272, $30, and $254 in 2023, 2022, and 2021, respectively.

Since CMFG Life’s acquisition of the Company on July 31, 2021, MEMBERS Capital Advisors, Inc. (“MCA”), which is 100% owned by CUNA Mutual Investment Corporation, an affiliate, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded investment management fees totaling $1,114, $967, and $474 in 2023, 2022, and 2021, respectively.

Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense related to the cash management agreement of $69 and $406 in 2023 and 2022, respectively. The Company recorded affiliated interest income of $563 and $19 in 2023 and 2022, respectively, related to the cash management agreement. There was no affiliate interest income or charges in 2021. The Company had outstanding lending to CMFG Life, which is included in receivables from affiliates, of $13,952 at December 31, 2023. The Company had an outstanding borrowing due to CMFG Life, which is included in payable to affiliates, of $20,307 at December 31, 2022.

As of December 31, 2023 and 2022, $2,375 and $3,976 was due to CMFG Life for expense sharing transactions as described above, respectively.

In 2023, the Company paid CMFG Life dividends of debt securities of $8,000. In 2022, the Company paid CMFG Life extraordinary dividends composed of mortgage loans, debt securities and cash of $60,000 which the Company received timely approval from the Insurance Department.

Prior to CMFG Life’s acquisiton of the Company in 2021, the Company received various services from its prior owner and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449 for 2021.

The amount paid by the Company to its prior owner through a tax sharing agreement was $3,771 for 2021.

The Company ceded group accidental death and disability premiums to former affiliates of $1,703 for 2021.

Administrative expenses allocated to the Company from its prior owner and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Note 7: Reinsurance

The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2023, 2022, and 2021.

	2023	2022	2021
Premiums earned:
Direct	$121,845	$126,839	$143,981
Assumed premiums	1,651	1,798	3,408
Ceded to affiliates	—	—	(1,703)
Ceded to non-affiliate	(121,335)	(126,221)	(141,581)
Premiums and other considerations	$2,161	$2,416	$4,105
Benefits and surrender expenses:
Direct	$519,456	$474,841	$535,716
Assumed from non-affiliates	24,456	24,669	31,086
Ceded to affiliates	—	—	(360)
Ceded to non-affiliates	(482,276)	(428,928)	(487,124)
Benefits and surrender expenses, net of reinsurance	$61,636	$70,582	$79,318
Decrease in policy reserves:
Direct	$(146,006)	$(60,950)	$(16,028)
Assumed from non-affiliates	(13,683)	(17,040)	(20,172)
Ceded to non-affiliates	122,640	31,665	(17,399)
Decrease in policy reserves, net of reinsurance	$(37,049)	$(46,325)	$(53,599)

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $570,468 and $613,133 as of December 31, 2023 and 2022.

The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2023, 2022, and 2021 was $1,021, $1,647, and $2,249, respectively. The Company ceded premiums of $3,496, $3,632, and $6,374 during the years ended December 31, 2023, 2022, and 2021, respectively, related to this agreement. In addition, as of December 31, 2023 and 2022, total ceded reserves related to this agreement were $320,809 and $373,117, respectively.

The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,629, $1,810, and $860 for the years ended December 31, 2023, 2022, and 2021, respectively, and reserves of $220,983 and $219,440 as of December 31, 2023 and 2022, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $444,488 and $465,922 as of December 31, 2023 and 2022, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $53,299, $56,639, and $65,572 of premiums to John Hancock during the years ended December 31, 2023, 2022, and 2021, respectively. The ceded reserves related to this agreement were $2,522,334 and $2,564,651, including $443,267 and $485,389 of premium deficiency reserves, as of December 31, 2023 and 2022, respectively.

In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2023, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$35,181	$—	$35,181	5.0%
At book value less surrender
charge of 5% or more	138	—	—	138	—%
At market value	—	—	457,386	457,386	64.5%

Total with adjustment or
at market value	138	35,181	457,386	492,705	69.5%
At book value with minimal or
no charge adjustment	159,616	—	—	159,616	22.5%
Not subject to
discretionary withdrawal	35,633	—	21,074	56,707	8.0%

Gross annuity reserves and
deposit liabilities	195,387	35,181	478,460	709,028	100.0%
Ceded reserves	181,079	—	—	181,079

Total net annuity reserves
and deposit liabilities	$14,308	$35,181	$478,460	$527,949

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$23,218	$—	$23,218	16.9%
At market value	—	—	110,983	110,983	80.8%
Total with adjustment or
at market value	—	23,218	110,983	134,201	97.7%
At book value with minimal or
no charge adjustment	3,163	—	—	3,163	2.3%

Gross annuity reserves and
deposit liabilities	3,163	23,218	110,983	137,364	100.0%
Ceded reserves	56	—	—	56

Total net annuity reserves
and deposit liabilities	$3,107	$23,218	$110,983	$137,308

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	$16,227	$—	$—	$16,227	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	16,227	—	—	16,227	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$16,227	$—	$—	$16,227

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2022, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$39,979	$—	$39,979	5.6%
At book value less surrender
charge of 5% or more	144	—	—	144	—%
At market value	—	—	444,173	444,173	61.9%

Total with adjustment or
at market value	144	39,979	444,173	484,296	67.5%
At book value with minimal or
no charge adjustment	179,219	—	—	179,219	25.0%
Not subject to
discretionary withdrawal	35,675	—	17,920	53,595	7.5%

Gross annuity reserves and
deposit liabilities	215,038	39,979	462,093	717,110	100.0%
Ceded reserves	200,591	—	—	200,591

Total net annuity reserves
and deposit liabilities	$14,447	$39,979	$462,093	$516,519
Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$26,226	$—	$26,226	19.7%
At market value	—	—	103,674	103,674	77.8%
Total with adjustment or
at market value	—	26,226	103,674	129,900	97.5%
At book value with minimal or
no charge adjustment	3,421	—	—	3,421	2.5%

Gross annuity reserves and
deposit liabilities	3,421	26,226	103,674	133,321	100.0%
Ceded reserves	61	—	—	61

Total net annuity reserves
and deposit liabilities	$3,360	$26,226	$103,674	$133,260

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	16,986	—	—	16,986	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	16,986	—	—	16,986	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$16,986	$—	$—	$16,986

The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

	2023	2022
Annuities	$17,415	$17,807
Deposit-type contracts	16,227	16,986
Annuity reserves from the separate accounts	647,842	631,972
Total annuity reserves	$681,484	$666,765

The following table shows life reserves by withdrawal characteristics at December 31, 2023:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$46,131	$68,597	$69,316	$—	$—	$—
Universal life	71,767	71,768	80,500	—	—	—
Other permanent cash value
life insurance	—	531,555	560,917	—	—	—
Variable universal life	108,392	107,894	111,566	1,146,243	1,146,243	1,146,243
Miscellaneous reserves	—	15,238	17,849	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies with cash value	—	—	4,855	—	—	—
Accidental death benefits	—	—	480	—	—	—
Disability - active lifes	—	—	224	—	—	—
Disability - disabled lives	—	—	63,497	—	—	—
Miscellaneous reserves	—	—	6,717	—	—	—
Gross reserves before reinsurance	226,290	795,052	915,921	1,146,243	1,146,243	1,146,243
Ceded reinsurance	226,290	287,864	377,116	—	—	—
Net reserves	$—	$507,188	$538,805	$1,146,243	$1,146,243	$1,146,243

The following table shows life reserves by withdrawal characteristics at December 31, 2022:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$48,640	$49,455	$50,932	$—	$—	$—
Universal life	75,146	75,147	84,244	—	—	—
Other permanent cash value
life insurance	—	—	—	—	—	—
Variable universal life	107,275	106,816	110,250	1,033,298	1,033,298	1,033,298
Miscellaneous reserves	—	575,165	608,746	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value	—	—	2,791	—	—	—
Accidental death benefits	—	—	23	—	—	—
Disability - active lives	—	—	201	—	—	—
Disability - disabled lives	—	—	2,260	—	—	—
Miscellaneous reserves	—	—	19,987	—	—	—
Gross reserves before reinsurance	231,061	806,583	879,434	1,033,298	1,033,298	1,033,298
Ceded reinsurance	231,061	279,351	304,061	—	—	—
Net reserves	$—	$527,232	$575,373	$1,033,298	$1,033,298	$1,033,298

The following table shows policy liabilities associated with the Company’s life products as of December 31:

	2023	2022
Life	$534,631	$570,982
Miscellaneous	4,174	4,391
Life reserves from the separate accounts	1,146,243	1,033,298

Total life insurance reserves	$1,685,048	$1,608,671

Note 9: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2023 and 2022, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2023. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both.

USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $17,830 in stockholder dividends in 2024 without the approval of the Insurance Department.

Note 10: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2023	2022

Limited partnerships	$64,042	$55,947
Private placement bonds	—	4,000

Total investment commitments	$64,042	$59,947

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2023 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $289 and $583 at December 31, 2023 and 2022, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $1,055 and $1,482 as of December 31, 2023 and 2022, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2023	2022

Asset recognized from paid and accrued
premium tax offsets prior year-end	$1,483	$2,638

Decreases:
Premium tax offset applied	222	433
Accrued assessments	278	939

Total decreases	500	1,372

Increases:
Creditable guaranty fund assessments paid	72	217

Total increases	72	217

Asset recognized from paid and accrued
premium tax offsets year-end	$1,055	$1,483

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2023 have not been discounted:

Name of Insolvency	Guaranty Fund Assessment	Related Assets
Penn Treaty	$151	$151
Others	138	904
Total	$289	$1,055

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2023	2022

Nonadmitted assets:
Net deferred tax asset	$(13,679)	$(11,828)
Other	(744)	(364)
Total nonadmitted assets deducted from surplus	$(14,423)	$(12,192)

Asset valuation reserve deducted from surplus	$(7,296)	$(4,357)
Deferred gain on sale of FFG	10,121	14,213
Deferred gain on reinsurance with Sun Life	7,095	8,116
Unrealized capital gains (losses) deducted from surplus	3,035	(5,285)

Note 12: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2023		2022
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$—	$—	$—	$(298)
Ordinary renewal	660	390	732	732
Accident and health	—	—	—	—

Totals	$660	$390	$732	$434

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 13: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2023 or 2022.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2023 and 2022 are attributed to the following products/transactions:

	2023		2022
	Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$589,884	$—	$566,121	$—
Variable life	1,146,994	—	1,033,842	—
Modified guarantee contracts	—	84,665	—	80,273

Total assets	$1,736,878	$84,665	$1,599,963	$80,273

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2023			2022
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total

Reserves for accounts
with assets at fair value	$58,399	$1,735,686	$1,794,085	$66,205	$1,599,065	$1,665,270
Reserves with assets subject
to discretionary withdrawal:
At fair value	—	1,735,686	1,735,686	—	1,599,065	1,599,065
With market value adjustment	58,399	—	58,399	66,205	—	66,205

Subtotal separate account liabilities	$58,399	$1,735,686	$1,794,085	$66,205	$1,599,065	$1,665,270
Transfer to separate accounts			27,458			14,966
Total separate account liabilities			$1,821,543			$1,680,236

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2023	2022

Transfers to separate accounts	$33,971	$34,847
Transfers from separate accounts	(142,205)	(119,394)
Net transfers to separate accounts	(108,234)	(84,547)
Reinsurance ceded	108,234	84,547
Transfers as reported in the statement of operations	$—	$—

Note 14: Reconciliation to 2023 Annual Statement

	As reported in
	USIC	As reported
	Statutory	in 2023
	Basis	USIC
	Financial	Annual
	Statements	Statements	Difference

Statutory basis statements of admitted assets,
liabilities and capital and surplus
Deferred gains	$17,216	$—	$17,216
Unassigned surplus	42,694	59,910	(17,216)
Total capital and surplus	144,796	144,796	—

Statutory basis statements of operations
Commission and fee income	$19,885	$23,428	$(3,543)
Total income	64,481	68,024	(3,543)
Net income	5,269	8,812	(3,543)

Statutory basis statements of changes in
capital and surplus
Net income	$5,269	$8,812	$(3,543)
Amortization of gain on reinsurance (see Note 7)	(1,021)	(4,564)	3,543
Capital and surplus at end of year	144,796	144,796	—

Note 15: Subsequent Events

The Company evaluated subsequent events through March 21, 2024, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

Supplemental Schedules

Net investment income earned:
Government bonds	$2,222
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	33,816
Bonds of affiliates	—
Preferred stocks (unaffiliated)	1,653
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	2,652
Real estate	—
Premium notes, contract loans and liens	214
Cash	—
Cash equivalents	599
Short-term investments	—
Other invested assets	552
Derivatives	—
Aggregate write-ins for net investment income	578
Gross net investment income	$42,286

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	81,949
Total mortgage loans	$81,949

Mortgage loans by standing - book value:
Good standing	$81,949
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	—
Preferred stocks	—
Common stocks	—

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$10,814
Over 1 year through 5 years	112,012
Over 5 years through 10 years	154,825
Over 10 years through 20 years	223,659
Over 20 years	91,986

Total by maturity	$593,296

Bonds by class - statement value
Class 1	369,542
Class 2	207,979
Class 3	15,775
Class 4	—
Class 5	—
Class 6	—
Total by class	$593,296

Total bonds publicly traded	535,456
Total bonds privately placed	57,840

Preferred stocks - statement value	27,100
Common stocks - market value	—
Short-term investments - book value	—
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	2,729
Cash equivalents	8,633

Life insurance in force:
Industrial	$21,315
Ordinary	6,316,814
Group life	528,382

Amount of accidental death insurance in force under ordinary policies	79,642

Life insurance policies with disability provisions in force:
Ordinary	3,252
Group life	5,286

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	2,949
Amount of income payable	—
Ordinary - involving life contingencies:
Amount on deposit	—
Amount of income payable	26

Annuities:
Ordinary
Immediate - amount of income payable	$4,464
Deferred - fully paid - account balance	635,900
Deferred - not fully paid - account balance	4,554

Accident and health insurance - premium in force
Group	1,023
Credit	—
Other	86,797

Dividend accumulations - account balance	13,395

Claim payments 2023
Group accident and health - year ended December 31
2023	67
2022	17
2021	3
2020	98
2019	56
Prior	41

Other accident and health
2023	399
2022	390
2021	232
2020	251
2019	260
Prior	168

Obligations under securities lending	-

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$5,241	$5,241	0.7%
All other governments	—	—	—%
U.S. states, territories and possessions, etc. guaranteed	2,410	2,410	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	35,941	35,941	4.8%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	42,448	42,448	5.7%
Industrial and miscellaneous	507,256	507,256	68.0%
Hybrid securities	—	—	—%
Parent, subsidiaries and affiliates	—	—	—%
SVO identified funds	—	—	—%
Unaffiliated bank loans	—	—	—%
Total long-term bonds	593,296	593,296	79.5%
Preferred stocks
Industrial and miscellaneous (unaffiliated)	27,100	27,100	3.6%
Parent, subsidiaries and affiliates	—	—	—%
Total preferred stocks	27,100	27,100	3.6%
Common stocks	—	—	—%
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—%
Industrial and miscellaneous Other (Unaffiliated)	—	—	—%
Parent, subsidiaries and affiliates Publicly traded	—	—	—%
Parent, subsidiaries and affiliates Other	—	—	—%
Mutual funds	—	—	—%
Unit investment trusts	—	—	—%
Closed-end funds	—	—	—%
Total common stocks	—	—	—%
Mortgage loans	81,949	81,949	11.0%
Farm mortgages	—	—	—%
Residential mortgages	—	—	—%
Commercial mortgages	—	—	—%
Mezzanin real estate loans	—	—	—%
Total valuation allowance	—	—	—%
Total mortgage loans	81,949	81,949	11.0%
Cash, cash equivalents and short-term investments	2,729	2,729	0.4%
Cash (Schedule E, Part 1)	—	—	—%
Cash equivalents (Schedule E, Part 2)	—	—	—%
Short-term investments (Schedule DA)	8,633	8,633	1.2%
Total cash, cash equivalents and short-term investments	11,362	11,362	1.6%
Contract loans	3,923	3,869	0.5%
Derivatives	—	—	—%
Other invested assets (Schedule BA)	28,822	28,822	3.8%
Receivable for securities	16	16	—%
Total invested assets	$746,468	$746,414	100.0%

1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

SUPPLEMENT FOR THE YEAR 2023 OF THE UNION SECURITY INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	%
11.03	Canadian-currency-denominated investments	$	%
11.04	Canadian-denominated insurance liabilities	$	%
11.05	Unhedged Canadian currency exposure	$	%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	%
	Largest three investments with contractual sales restrictions:		
12.03		$	%
12.04		$	%
12.05		$	%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of interrogatory 13.

	1 Issuer	2	3
13.02	MCA FUND VI LP	$ 20,565,143	2.7 %
13.03	STATE STREET CORP	$ 9,246,900	1.2 %
13.04	BANK OF AMERICA CORP	$ 9,191,480	1.2 %
13.05	PUBLIC STORAGE OPERATING Co	$ 5,042,000	0.7 %
13.06	AMG CAPITAL TRUST II	$ 1,994,800	0.3 %
13.07	CITIGROUP CAPITAL XIII	$ 797,975	0.1 %
13.08	MORGAN STANLEY	$ 702,520	0.1 %
13.09	PROLOGIS INC	$ 124,410	%
13.10		$	%
13.11		$	%

SUPPLEMENT FOR THE YEAR 2023 OF THE UNION SECURITY INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	%
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	%
14.04		$	%
14.05		$	%

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	STATE STREET GLOBAL ADVISORS	$ 8,633,397	$ 8,633,397	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	%
	Largest three investments in general partnership interests:		
15.03		$	%
15.04		$	%
15.05		$	%

SUPPLEMENT FOR THE YEAR 2023 OF THE UNION SECURITY INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

	At Year End 1	At Year End 2	At End of Each Quarter: 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$	%	$	$	$
20.02 Repurchase agreements	$	%	$	$	$
20.03 Reverse repurchase agreements	$	%	$	$	$
20.04 Dollar repurchase agreements	$	%	$	$	$
20.05 Dollar reverse repurchase agreements	$	%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned 1	Owned 2	Written 3	Written 4
21.01 Hedging	$	%	$	%
21.02 Income generation	$	%	$	%
21.03 Other	$	%	$	%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year End 1	At Year End 2	At End of Each Quarter: 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01 Hedging	$	%	$ 234,848	$ 118,871	$
22.02 Income generation	$	%	$	$	$
22.03 Replications	$	%	$	$	$
22.04 Other	$	%	$	$	$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

	At Year End 1	At Year End 2	At End of Each Quarter: 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01 Hedging	$	%	$	$	$
23.02 Income generation	$	%	$	$	$
23.03 Replications	$	%	$	$	$
23.04 Other	$	%	$	$	$